UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22004

Voya Asia Pacific High Dividend Equity Income Fund

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

Huey P Falgout Jr., 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: February 28

Date of reporting period: February 29, 2020

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
February 29, 2020
Voya Asia Pacific High Dividend Equity Income Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of a Fund’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let a Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.
E-Delivery Sign-up – details inside

Go Paperless with E-Delivery!
Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.
Just go to www.individuals.voya.com/page/e-delivery, follow the directions and complete the quick 5 Steps to Enroll.
You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This report contains a summary portfolio of investments for the Fund. The Fund’s Form NPORT-P is available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings is available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Turbulent Waters Demand Steadfast Navigation
Dear Shareholder,
After a tumultuous January, stocks staged an impressive recovery until the last week of February, at which point the financial markets fell sharply as fears of the spreading coronavirus darkened the outlook. The tumult has since continued: as of this writing in mid-March, U.S. stocks have spiraled down into a bear market, a drop of 20%, thereby ending the 11-year bull market that had begun with the end of the financial crisis.
Until the picture is clearer, we expect the wild market swings to continue. It is our opinion that investors should resist the temptation of the 24-hour “breaking news” cycle; in the end, fundamentals will count most.
The most valuable insight we can offer is a reminder that in our view, events such as the coronavirus are exactly why investors prepare portfolios for risk. It is also worth remembering that portfolios should not be built just to withstand risk; primarily, they are built to achieve long-term objectives. We believe that even severe market disruptions such as this should not distract investors from focusing on their objectives.
This is an unprecedented time for all of us, and the situation is fast-changing. And while we are humble and realistic in the face of the challenges ahead, we are well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
March 18, 2020
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.
More complete information about the Fund, including the Fund’s daily New York Stock Exchange closing prices and NAV per share, is available at www.voyainvestments.com or by calling the Fund’s Shareholder Service Department at (800) 992-0180. To obtain a prospectus for any Voya mutual fund, please call your financial advisor or a fund’s Shareholder Service Department at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective: Year Ended February 29, 2020

In our semi-annual report, we described how global equities, in the form of the MSCI World IndexSM (the “Index”), measured in local currencies, including net reinvested dividends, managed a gain of 4.46% for the half-year after a rollercoaster ride.
A trade war between the U.S. and China had been ongoing for more than a year, waged against a backdrop of slowing global growth, in part the result of uncertainties caused by the trade war itself.
Fears on both fronts: the trade war and slowing global growth, would ebb and flow in the second half as they had in the first. Yet the Index rose in all four months through December and by February 19 had gained 14.73% in the half; then markets were gripped by fear of a pandemic caused by the coronavirus. The Index gave most of it back, ending up 5.33% for the year. (The Index returned 4.63% for the year ended February 29, 2020, measured in U.S. dollars.)
Entering May, trade talks had appeared to be progressing and the trajectory for the Index still seemed upwards. This all changed when the President tweeted his intention to raise the existing 10% tariff on $200 billion of the $250 billion to 25% of Chinese goods. Negotiations had evidently broken down. The Index fell 5.70% in May.
On perceived slowing global growth, there was still plenty to worry about throughout the period.
In Europe, manufacturing was in contraction. The euro zone’s annual growth in gross domestic product (“GDP”) in the second and third quarters of 2019 was just 1.2%, falling to 0.9% in the fourth. In the U.K., chronic disagreement about whether and how to leave the European Union (“Brexit”) culminated in a general election called for December.
Japan, with manufacturing, exports and imports all receding, squeezed out GDP growth of 0.5% annualized in the third quarter. But a demand-sapping sales tax increase, effective on October 1, sent GDP down 6.3% in the fourth.
China’s GDP grew at 6.1% in 2019 over 2018, the smallest annual advance in 29 years.
In the U.S., manufacturing was reported in contraction from September through January. Corporate profits were flat to falling year-over-year. GDP growth flat-lined at 2.0%, 2.1% and 2.1% in the second, third and fourth quarters, respectively, heavily dependent on consumer spending, supported by the lowest unemployment rate since 1969.
Back in the markets, after May’s slump, central banks came to the rescue in June. On June 19 the Federal Open Market Committee (“FOMC”) signaled a cut in July. The European Central Bank announced its willingness to cut its already negative deposit rate and resume bond purchases and did both in September. The Japanese government also promised increased stimulus. Investors were finally left to cheer a truce in the U.S.-China trade conflict, agreed on June 29.
In July, the FOMC duly cut the federal funds rate by 25 basis points (0.25%), but it was back to trade war angst in August, as first the President announced 10% tariffs on the approximately $300 billion of Chinese imports as yet unaffected, and then increased existing and planned tariffs by 5% when China retaliated.
The market rollercoaster lurched back up in September and October, when high-level trade talks between the U.S. and China resumed. Both sides expressed confidence that “Phase 1” of a deal was possible by year-end. The FOMC cut rates again in both months.
And as year-end approached, a more positive narrative was increasingly heard. Markets were rising despite trade tensions, sluggish global growth, declining profits and political uncertainties in the U.S. and elsewhere. Perhaps, some commentators ventured, this was a signal that the worst was over. The Phase 1 trade deal was announced, amid some skepticism on the details, as was agreement on USMCA, the replacement for NAFTA. The U.K. government’s emphatic election victory might offer more clarity on Brexit. Central banks were supportive and some of the economic data were showing improvement, if you looked hard enough.
The mood persisted into 2020 and the Index’s February 19 level marked a new record. The first cases of the coronavirus had been reported in China in December. Investors kept a wary eye on the growing case count. But it was only in the last two weeks of February that markets slumped, as first Apple, followed by other companies, announced the serious impact on earnings and then new cases surged outside China. As February ended, the virus had not yet reached the U.S. in material numbers.
In U.S. fixed income markets, the Treasury yield curve fell and partly inverted in the fiscal year, with the 10 and 30-year yields ending at record lows, and many investors projecting interest rate cuts to soothe markets. The Bloomberg Barclays U.S. Aggregate Bond Index returned 11.68% and the Bloomberg Barclays Long-Term U.S. Treasury sub-index returned 31.64%.
U.S. equities, represented by the S&P 500® Index, including dividends, gained 8.19%. The final week was the worst since the financial crisis. Technology was by far the top performer, up 26.70%. Energy, with oil prices nearing multi-year lows, was the weakest, plunging 25.48%.
In currencies, the dollar rose 3.13% against the euro and 3.16% against the pound but lost 2.54% against the yen, with only fleeting evidence of its safe-haven status as the virus crisis broke.
In international markets, the MSCI Japan® Index lost 2.07% for the year, at the end facing recession and increasingly affected by the virus. The MSCI Europe ex U.K.® Index advanced 4.38%, powered by pharmaceuticals, capital goods and utilities. The MSCI U.K.® Index fell 3.54%, its large energy and mining sectors hit by the threat the virus posed to global activity.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
Hang Seng Index	A free float-adjusted market capitalization-weighted stock market index in Hong Kong.
Korean Stock Exchange KOSPI 200 Index (“KOSPI 200”)	An index tracking the 200 largest companies that trade on the Korea Exchange.
MSCI All Country Asia Pacific ex-Japan® Index	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/ASX 200 Index (“ASX”)	An investable benchmark for the Australian equity market and it addresses the needs of investment managers seeking to benchmark against a portfolio characterized by sufficient size and liquidity. The index measures the performance of the 200 largest index-eligible stocks listed on the Australian Securities Exchange by float-adjusted market capitalization. Representative, liquid, and tradable, it is widely considered Australia’s preeminent benchmark index. The index is float adjusted, covering approximately 80% of Australian equity market capitalization.
Taiwan Stock Exchange Weighted Index (“TWSE”)	The index is a capitalization-weighted index of all listed common shares traded on the Taiwan Stock Exchange.

Voya Asia Pacific High Dividend Equity Income Fund	Portfolio Managers’ Report

Geographic Diversification as of February 29, 2020 (as a percentage of net assets)

China	35.4%
Australia	14.8%
Taiwan	11.0%
South Korea	10.6%
India	8.1%
Hong Kong	7.4%
Malaysia	2.7%
Singapore	2.6%
Indonesia	2.5%
Thailand	1.1%
Countries between 0.2% – 0.7%^	1.5%
Assets in Excess of Other Liabilities*	2.3%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
^ Includes 4 countries, which each represents 0.2% – 0.7% of net assets.
Portfolio holdings are subject to change daily.
Voya Asia Pacific High Dividend Equity Income Fund (the “Fund”)* is a diversified, closed-end fund with the investment objective of total return through a combination of current income, capital gains and capital appreciation.
Portfolio Management: The Fund is managed by, Paul Zemsky, CFA, Vincent Costa, CFA, Peg DiOrio, CFA, and Steve Wetter, Portfolio Managers, Voya Investment Management Co. LLC (“VIM”) — the Sub-Adviser.
Equity Portfolio Construction and Option Strategy: The Fund seeks to achieve its investment objective by investing primarily in a portfolio of dividend yielding equity securities of Asia Pacific companies. For purposes of the Fund’s investments, Asia Pacific companies are those that meet one or more of the following factors: (i) whose principal securities trading markets are in Asia Pacific countries; (ii) that derive at least 50% of their total revenue or profit from either goods produced or sold, investments made or services performed in Asia Pacific countries; (iii) that have at least 50% of their assets in Asia Pacific countries; or (iv) that are organized under the laws of, or with principal offices in, Asia Pacific countries.
The Fund also seeks to enhance returns over a market cycle by selling call options on selected Asia Pacific Indices and/or equity securities of Asia Pacific companies and/or exchange-traded funds (“ETFs”).
Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its managed assets in dividend-producing equity securities of, or derivatives having economic characteristics similar to the equity securities of, Asia Pacific companies that are listed and traded principally on Asia Pacific exchanges. The Sub-Adviser seeks to construct a portfolio with a weighted average gross
Top Ten Holdings as of February 29, 2020 (as a percentage of net assets)

Tencent Holdings Ltd.	5.3%
Alibaba Group Holding Ltd. ADR	4.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	3.4%
Samsung Electronics Co., Ltd.	3.2%
Ping An Insurance Group Co. of China Ltd. - H Shares	1.7%
BHP Group Ltd.	1.6%
Commonwealth Bank of Australia	1.6%
Industrial & Commercial Bank of China - H Shares	1.4%
Australia & New Zealand Banking Group Ltd.	1.4%
China Construction Bank - H Shares	1.3%
Portfolio holdings are subject to change daily.
dividend yield that exceeds the dividend yield of the MSCI All Country Asia Pacific ex-Japan® Index (the “Index”).
The Fund will invest in equity securities and will select securities through a bottom-up process that is based upon quantitative analysis. The Sub-Adviser uses an internally developed quantitative computer model to create a target universe of global securities with above average dividend yields compared to the Index, which the Sub-Adviser believes exhibit stable dividend yields within each geographic region and industry sector. The model also seeks to exclude from the target universe securities issued by companies that the Sub-Adviser believes exhibit characteristics that indicate that they are at risk of reducing or eliminating the dividends paid on their securities. Once the Sub-Adviser creates this target universe, the Sub-Adviser seeks to identify the most attractive securities by ranking each security relative to other securities within its region or sector, as applicable, using proprietary multi-factor models. The Sub-Adviser then uses optimization techniques to seek to achieve the portfolio’s target dividend yield, determine active weights, and neutralize region and sector exposures in order to create a portfolio that the Sub-Adviser believes will provide the potential for maximum total return.
The Fund also employs a strategy of writing call options on selected Asia Pacific indices and/or equity securities of Asia Pacific companies and/or ETFs, with the underlying value of such calls generally representing 0% to 50% of the value of its holdings in equity securities. The Fund seeks to generate gains from the call writing strategy over a market cycle to supplement the dividend yield of its underlying portfolio. Call options will be written (sold) usually at-the money, out-of-the-money or near-the-money and can be written both in exchange-listed option markets and over-the-counter

Portfolio Managers’ Report	Voya Asia Pacific High Dividend Equity Income Fund

markets with major international banks, broker-dealers and financial institutions. The Fund seeks to maintain written call options positions on selected international, regional or country indices and/or equity securities of Asia Pacific companies and/or ETFs whose price movements, taken in the aggregate, are correlated with the price movements of the Fund’s portfolio.
Performance: Based on net asset value (“NAV”), the Fund provided a total return of  -7.00% for the period ended February 29, 2020.(1) This NAV return reflects a decrease in its NAV from $10.35 on February 28, 2019 to $8.76 on February 29, 2020 after taking into account quarterly distributions. Based on its share price as of February 29, 2020, the Fund provided a total return of  -11.77% for the period.(1) This share price return reflects a decrease in its share price from $9.34 on February 28, 2019 to $7.50 on February 29, 2020, after taking into account quarterly distributions. To reflect the strategic emphasis of the Fund, the equity portfolio uses the MSCI All Country Asia Pacific ex-Japan® Index as a reference index. The MSCI All Country Asia Pacific ex-Japan® Index (a market weighted equity index without any style tilt and without call option writing) returned 0.12% for the reporting period. During the year, the Fund made quarterly distributions totaling $0.84 per share, which were characterized as $0.57 per share return of capital and $0.27 per share of net investment income.(2) As of February 29, 2020, the Fund had 11,898,854 shares outstanding.
Portfolio Specifics: NNIP Advisors B.V. – March 1, 2019 – May 6, 2019: Equity Portfolio: The Fund’s underlying equity dividend strategy underperformed the reference index during the period from March 1, 2019 through May 6, 2019. This was mainly due to our stock selection in China. From a sector perspective, our stock selection within communication services and industrials weighed most on our relative performance, along with our overweight to utilities. In contrast, we saw positive contributions from our stock selection within consumer staples and energy. At stock level, the biggest detractor was our underweight in internet media firm Tencent.
Option Portfolio: During the period, call options were written against Asian/Pacific indices (ASX, KOSPI 200, TWSE and Hang Seng). The option portfolio consists of a basket of short-dated index options with a low tracking error to the shared reference index of the international equity portfolio, the MSCI All Country Asia Pacific ex-Japan® Index. The actual composition of the option basket may be adjusted to capitalize on the relative attractiveness of volatility premiums and market trading opportunities.
The options were generally sold having a maturity in the range of four to five weeks. The coverage ratio for the Fund was 25%. Options were sold generally at-the-money and implemented in the over-the-counter market to enable the Fund managers to profit from its flexibility, liquidity and opportunities.
During the period, most relevant markets were up in USD terms. Overall, the option portfolio had a negative contribution to the Fund’s overall return, while the objective to reduce volatility of the NAV was met.
For a period after May 6, 2019, until on or about May 10, 2019, VIM worked to transition the Fund’s portfolio in accordance with changes to the Fund’s investment strategy.
Portfolio Specifics: VIM – May 10, 2019 – VIM – February 29, 2020: Effective May 6, 2019, VIM became the sole sub-advisor to the Fund. While the overall investment objective and principal investment strategy remain in place, there has been a change in the portfolio management team and investment strategy, which includes a quantitative investment approach. The option strategy remains substantially the same. Due to the transition period, the new investment strategy was not fully implemented until on or about May 10, 2019.
Equity Portfolio: The Fund’s equity dividend strategy underperformed the reference index for the reporting period ended February 29, 2020. On the sector level, stock selection within the consumer discretionary and financial sectors had the largest negative impact on returns, while selection within the consumer staples and communication services sectors contributed the most to results. At the individual stock level, key detractors included underweight positions in CSL Limited and Alibaba Group Holding Ltd. Sponsored ADR. By contrast, key contributors included overweights to Nestle India Ltd. and Powertech Technology Inc.
Option Portfolio: The Fund’s covered call strategy seeks to generate premiums and retain potential for upside appreciation. For the period, the strategy detracted from returns as the positive performance of the equity markets resulted in losses on the short call options. The Fund implemented its covered call strategy by typically writing call options on regional indexes, the selection and allocation of which result from an optimization intended to track closely the reference index. The strike prices of the options written were typically at or near-the-money, with expiration dates around one month at inception.

Voya Asia Pacific High Dividend Equity Income Fund	Portfolio Managers’ Report

Current Strategy and Outlook: After a tumultuous January, stocks staged an impressive recovery until the last week of February, at which point the financial markets fell sharply as fears of the spreading coronavirus darkened the outlook. The tumult has since continued: as of this writing in mid-March, U.S. stocks have spiraled down into a bear market, a drop of 20%, thereby ending the 11-year bull market that had begun with the end of the financial crisis.
Until the picture is clearer, we expect the wild market swings to continue. In our opinion, we believe investors should resist the temptation of the 24-hour “breaking news” cycle; in the end, fundamentals will count most. In the meantime, the most valuable insight we can offer is a reminder that we believe events such as the coronavirus are exactly why investors prepare portfolios for risk. As markets continue to recoil in the face of the coronavirus threat, we believe the Fund may potentially benefit from its call-writing activities.

*
The Board of Trustees (the “Board”) of the Fund has approved changes to the Fund’s sub-advisory relationship. The Board approved the reallocation of the Fund’s assets from NNIP Advisors B.V. to VIM, effective May 6, 2019, following the termination of NNIP Advisors B.V.’s sub-advisory agreement. In connection with these approvals, the investment strategies and portfolio managers of the Fund were changed effective May 6, 2019.

In conjunction with the strategy and sub-adviser changes, effective May 6, 2019, Paul Zemsky, Vincent Costa, Peg DiOrio, and Steve Wetter were added as portfolio managers of the Fund and Manu Vandenbulck, Robert Davis and Willem van Dommelen were removed as portfolio managers of the Fund.
For a period after May 6, 2019, until on or about May 10, 2019, VIM worked to transition the Fund’s portfolio in accordance with the new investment strategy.
(1)
Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by the investment adviser. Had all fees and expenses been considered, the total returns would have been lower.

(2)
The final tax composition of dividends and distributions will not be determined until after the Fund’s tax year-end.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Voya Asia Pacific High Dividend Equity Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Voya Asia Pacific High Dividend Equity Income Fund (the “Fund”), including the summary portfolio of investments, as of February 29, 2020, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at February 29, 2020, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
The statement of changes in net assets for the year ended February 28, 2019, and the financial highlights for each of the years in the nine-year period then ended, were audited by another independent registered public accounting firm whose report, dated April 26, 2019, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
April 23, 2020

STATEMENT OF ASSETS AND LIABILITIES as of February 29, 2020

ASSETS:
Investments in securities at fair value*	$102,913,553
Short-term investments at fair value**	375,000
Cash	320,993
Cash pledged as collateral for OTC derivatives (Note 2)	410,000
Foreign currencies at value***	88,459
Receivables:
Investment securities and currencies sold	23,683
Dividends	430,442
Interest	205
Prepaid expenses	703
Other assets	6,081
Total assets	104,569,119
LIABILITIES:
Payable for investment securities and currencies purchased	23,780
Payable for investment management fees	91,059
Payable to trustees under the deferred compensation plan (Note 6)	6,081
Payable for trustee fees	574
Other accrued expenses and liabilities	104,200
Written options, at fair value^	79,463
Total liabilities	305,157
NET ASSETS	$104,263,962
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$129,479,027
Total distributable loss	(25,215,065)
NET ASSETS	$104,263,962
* Cost of investments in securities	$110,349,078
** Cost of short-term investments	$375,000
*** Cost of foreign currencies	$88,845
^ Premiums received on written options	$501,753
Net assets	$104,263,962
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	11,898,854
Net asset value	$8.76
See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS for the year ended February 29, 2020

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,314,934
Interest	1,313
Total investment income	4,316,247
EXPENSES:
Investment management fees	1,226,908
Transfer agent fees	21,411
Shareholder reporting expense	35,178
Professional fees	63,830
Custody and accounting expense	111,355
Trustee fees	4,589
Miscellaneous expense	34,067
Interest expense	4,073
Total expenses	1,501,411
Net investment income	2,814,836
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld^)	(8,494,589)
Forward foreign currency contracts	(3,527)
Foreign currency related transactions	(112,686)
Written options	(2,989,608)
Net realized loss	(11,600,410)
Net change in unrealized appreciation (depreciation) on:
Investments	(896,466)
Foreign currency related transactions	(9,466)
Written options	745,727
Net change in unrealized appreciation (depreciation)	(160,205)
Net realized and unrealized loss	(11,760,615)
Decrease in net assets resulting from operations	$(8,945,779)
* Foreign taxes withheld	$382,123
^ Foreign taxes on sale of Indian investments	$38,134
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended February 29, 2020	Year Ended February 28, 2019
FROM OPERATIONS:
Net investment income	$2,814,836	$2,558,685
Net realized gain (loss)	(11,600,410)	30,449
Net change in unrealized appreciation (depreciation)	(160,205)	(8,448,683)
Decrease in net assets resulting from operations	(8,945,779)	(5,859,549)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):	(3,263,699)	(2,129,109)
Return of capital	(6,731,338)	(7,627,951)
Total distributions	(9,995,037)	(9,757,060)
FROM CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions	—	—
Net decrease in net assets	(18,940,816)	(15,616,609)
NET ASSETS:
Beginning of year or period	123,204,778	138,821,387
End of year or period	$104,263,962	$123,204,778

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
	Per Share Operating Performance												Ratios and Supplemental Data
		Income (loss) from investment operations			Less Distributions									Ratios to average net assets
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Market value, end of year or period	Total investment return at net asset value(1)	Total investment return at market value(2)	Net assets, end of year or period (000’s)	Gross expenses prior to expense waiver/ recoupment(3)	Net expenses after expense waiver/ recoupment(3)(4)	Net investment income (loss)(3)(4)	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	($000’s)	(%)	(%)	(%)	(%)
02-29-20	10.35	0.24	(0.99)	(0.75)	0.27	—	0.57	0.84	8.76	7.50	(7.00)	(11.77)	104,264	1.31	1.31	2.45	105
02-28-19	11.67	0.21	(0.71)	(0.50)	0.18	—	0.64	0.82	10.35	9.34	(3.24)	(3.50)	123,205	1.37	1.37	2.02	38
02-28-18	11.09	0.24	1.16	1.40	0.31	—	0.51	0.82	11.67	10.56	13.60	17.28	138,821	1.35	1.35	2.03	37
02-28-17	9.39	0.25	2.42	2.67	0.29	—	0.68	0.97	11.09	9.72	31.11	32.20	134,500	1.35	1.35	2.41	29
02-29-16	13.10	0.29	(2.85)	(2.56)	0.55	—	0.60	1.15	9.39	8.16	(19.80)	(23.19)	118,831	1.32	1.32	2.60	41
02-28-15	13.34	0.27	0.77	1.04	0.35	—	0.93	1.28	13.10	11.89	8.84	6.53	165,757	1.40	1.40	1.99	28
02-28-14	15.93	0.35	(1.59)	(1.24)	1.35	—	—	1.35	13.34	12.37	(7.51)	(14.02)	168,760	1.47	1.47	2.44	64
02-28-13	16.51	0.29•	0.63	0.92	0.55	—	0.95	1.50	15.93	15.89	6.32	2.04	201,491	1.42	1.42	1.90	130
02-29-12	18.16	0.38•	(0.35)	0.03	0.98	—	0.70	1.68	16.51	17.16	0.63	0.92	207,419	1.49	1.49	2.35	123
02-28-11	17.02	0.33•	2.54	2.87	1.73	—	—	1.73	18.16	18.82	17.31	14.64	225,975	1.42	1.42	1.86	112

(1)
Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(2)
Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(3)
Annualized for periods less than one year.

(4)
The Investment Adviser has entered into a written expense limitation agreement with the Fund under which it will limit the expenses of the Fund (excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

•
Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of February 29, 2020

NOTE 1 — ORGANIZATION
Voya Asia Pacific High Dividend Equity Income Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. The Investment Adviser has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Prior to May 6, 2019, Voya IM provided certain consulting services for the Investment Adviser and NNIP Advisors B.V. (“NNIP Advisors”), a subsidiary of NN Group N.V. (“NN Group”), domiciled in The Hague, The Netherlands, served as a sub-adviser to the Fund.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of the Fund is calculated by taking the value of the Fund’s assets, subtracting the Fund’s liabilities, and dividing by the number of shares that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not

NOTES TO FINANCIAL STATEMENTS as of February 29, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

provided by any of the above methods may be valued based upon quotes furnished by brokers.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date, or in the case of some foreign dividends, when the information becomes available to the Fund.
C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of

NOTES TO FINANCIAL STATEMENTS as of February 29, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Distributions to Shareholders. The Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on investments. Such quarterly distributions may also consist of return of capital. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP for investment companies.
The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written in its portfolio versus gains or losses on the equity securities in the portfolio. Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the Fund’s tax year, and will be reported to shareholders at that time. A significant portion of the Fund’s distributions may constitute a return of capital. The amount of quarterly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.
E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Risk Exposures and the Use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently than if it was to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, the Fund may seek to increase or decrease its exposure to the following market or credit risk factors:

NOTES TO FINANCIAL STATEMENTS as of February 29, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. Changes in short-term market interest rates will directly affect the yield on Common Shares. If short-term market interest rates fall, the yield on Common Shares will also fall. To the extent that the interest rate spreads on loans in the Fund’s portfolio experience a general decline, the yield on the Common Shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s NAV to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. In the case of inverse securities, the interest rate paid by such securities generally will decrease when the market rate of interest to which the inverse security is indexed increases. With respect to investments in fixed rate instruments, a rise in market interest rates generally causes values of such instruments to fall. The values of fixed rate instruments with longer maturities or duration are more sensitive to changes in market interest rates.
As of the date of this report, the United States experiences a low interest rate environment, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income and related markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income and related markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap

NOTES TO FINANCIAL STATEMENTS as of February 29, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Fund may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For purchased OTC options, the Fund bears the risk of loss in the amount of the premiums paid and the change in market value of the options should the counterparty not perform under the contracts. The Fund did not enter into any purchased OTC options during the year ended February 29, 2020.
The Fund’s master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.
Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. As of February 29, 2020, the total value of open written OTC call options subject to Master Agreements in a liability position was $79,463. If a contingent feature had been triggered, the Fund could have been required to pay this amount in cash to its counterparties. At February 29, 2020, the Fund pledged $410,000 in cash collateral for its open written OTC call options at year end. There were no credit events during the year ended February 29, 2020 that triggered any credit related contingent features.
H. Forward Foreign Currency Transactions and Futures Contracts. The Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. The Fund either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential

NOTES TO FINANCIAL STATEMENTS as of February 29, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
During the year ended February 29, 2020, the Fund had average contract amounts of  $100,714 on forward foreign currency contracts sold. The Fund entered into forward foreign currency contracts to protect any non-U.S. dollar-denominated holdings from adverse currency movements. There were no open forward foreign currency contracts at February 29, 2020.
I. Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.
The Fund seeks to generate gains from the call options writing strategy over a market cycle to supplement the dividend yield of its underlying portfolio of high dividend yield equity securities.
During the year ended February 29, 2020, the Fund had an average notional amount of  $27,961,049 on written equity options. Please refer to the table within the Portfolio of Investments for open written equity options at February 29, 2020.
J. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
The cost of purchases and proceeds from sales of investments for the year ended February 29, 2020, excluding short-term securities, were $117,476,741 and $126,303,531, respectively.
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment management and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, payable monthly, based on an annual rate of 1.05% of the Fund’s average daily managed assets. Prior to May 6, 2019 the management fee was 1.15% of the Fund’s average daily managed assets. For purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares).
Prior to May 6, 2019, the Investment Adviser had entered into a consulting agreement with Voya IM (the “Consultant”). For its services, the Consultant received a consultancy fee from the Investment Adviser. No fee was paid by the Fund directly to the Consultant. These services include, among other things, furnishing statistical and other factual information; providing advice with respect to potential investment strategies that may be employed for the Fund, including, but not limited to, potential options strategies; developing economic models of the anticipated investment performance and yield for the Fund; and providing advice to the Investment Adviser and/or sub-advisers with respect to the Fund’s level and/or managed distribution policy.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily managed assets of the Fund.

NOTES TO FINANCIAL STATEMENTS as of February 29, 2020 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

Subject to policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.
Prior to May 6, 2019, the Investment Adviser had entered into sub-advisory agreements with NNIP Advisors and Voya IM. Subject to policies as the Board or the Investment Adviser may determine, NNIP Advisors managed all of the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations. NNIP Advisors provided investment advice for the Fund and was paid by the Investment Adviser based on the average daily managed assets of the Fund. However, the Investment Adviser may have allocated all or some of the Fund’s assets to Voya IM for management, and may have changed the allocation of the Fund’s assets among the two sub-advisers in its discretion, to pursue the Fund’s investment objective. Each sub-adviser would have made investment decisions solely for the assets it was allocated to manage.
NOTE 5 — EXPENSE LIMITATION AGREEMENT
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund under which it will limit the expenses of the Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to 1.30% of average daily managed assets. Prior to May 6, 2019, the expense limit was 1.50%.
The Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of February 29, 2020, there are no amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser.
The Expense Limitation Agreement is contractual through March 1, 2021 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — CAPITAL SHARES
There was no capital shares activity during the year ended February 29, 2020 and during the year ended February 28, 2019.
Share Repurchase Program
Effective April 1, 2019, pursuant to an open-market share repurchase program, the Fund may purchase, over the period ending March 31, 2020, up to 10% of its stock in open-market transactions. Previously, pursuant to an open-market share repurchase program effective April 1, 2018, the Fund may have purchased, over the period ended March 31, 2019, up to 10% of its stock in open-market transactions. The amount and timing of the repurchases will be at the discretion of the Fund’s management, subject to market conditions and investment considerations. There is no assurance that the Fund will purchase shares at any particular discount level or in any particular amounts. Any repurchases made under this program would be made on a national securities exchange at the prevailing market price, subject to exchange requirements and volume, timing and other limitations under federal securities laws. The share repurchase program seeks to enhance shareholder value by purchasing shares trading at a discount from their NAV per share.
For the years ended February 29, 2020 and February 28, 2019, the Fund had no repurchases.

NOTES TO FINANCIAL STATEMENTS as of February 29, 2020 (continued)

NOTE 8 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs) and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of February 29, 2020:
Paid-in Capital	Distributable Earnings
$6	$(6)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions in the current period will not be determined until after the Fund’s tax year-end of December 31, 2020. The tax composition of dividends and distributions as of the Fund’s most recent tax year-ends was as follows:
Tax Year Ended December 31, 2019		Tax Year Ended December 31, 2018
Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
$3,263,699	$6,731,338	$2,129,109	$7,627,951
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2019 were:
Late Year Ordinary Losses Deferred	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
			Amount	Character	Expiration
$(463,599)	$(941,217)	$945,961	$(5,075,422)	Short-term	None
			(10,619,434)	Long-term	None
$(15,694,856)
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of February 29, 2020, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the earliest tax year that remains subject to examination by these jurisdictions is 2015.
NOTE 9 — London Interbank Offered Rate (“LIBOR”)
The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Fund’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms adjusted to the disadvantage of the Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Fund.
NOTE 10 — OTHER ACCOUNTING PRONOUNCEMENTS
The Fund has made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the

NOTES TO FINANCIAL STATEMENTS as of February 29, 2020 (continued)

NOTE 10 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Fund has concluded that the adoption of the new accounting principle does not materially impact the financial statement amounts and is not applicable given the Fund does not hold callable debt securities.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019 and interim periods within those annual periods. At this time, the Fund has elected to early adopt the amendments that allow for removal of disclosure requirements related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. These changes did not have a material impact on the Fund’s financial statements. The Fund plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Fund is currently evaluating the impact of these changes on the financial statements.
NOTE 11 — SUBSEQUENT EVENTS
Market Disruption and Geopolitical Risk: The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the recent COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the Fund and the Fund. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.
Dividends: Subsequent to February 29, 2020, the Fund made a distribution of:
Per Share Amount	Declaration Date	Payable Date	Record Date
$0.215	3/16/2020	4/15/2020	4/2/2020
Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, capital gains, and return of capital, if any. A significant portion of the quarterly distribution payments made by the Fund may constitute a return of capital.
Share Repurchase Program: On March 13, 2020, the Board authorized the renewal of an open-market share repurchase program pursuant to which the Fund may purchase, over the period ending March 31, 2021, up to 10% of its stock in open market transactions. The amount and timing of the repurchases will be at the discretion of the Fund’s management, subject to market conditions and investment considerations. There is no assurance that the Fund will purchase shares at any particular discount level or in any particular amounts. Any repurchases made under this program would be made on a national securities exchange at the prevailing market price, subject to exchange requirements and volume, timing and other limitations under federal securities laws. The share repurchase program seeks to enhance shareholder value by purchasing shares trading at a discount from their NAV per share.
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

Voya Asia Pacific High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Income Fund	as of February 29, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 94.5%
	Australia: 14.8%
63,990	AGL Energy Ltd.	$801,325	0.8
89,418	Australia & New Zealand Banking Group Ltd.	1,442,036	1.4
77,685	BHP Group Ltd.	1,688,513	1.6
96,888	Coca-Cola Amatil Ltd.	729,673	0.7
5,678	Cochlear Ltd.	777,725	0.7
30,705	Commonwealth Bank of Australia	1,648,339	1.6
3,215	CSL Ltd.	656,732	0.6
12,917	Macquarie Group Ltd.	1,148,494	1.1
14,418	Rio Tinto Ltd.	828,526	0.8
331,544	Scentre Group	751,213	0.7
1,773,280	Other Securities	4,989,370	4.8
		15,461,946	14.8

	China: 35.4%
22,729 (1)	Alibaba Group Holding Ltd. ADR	4,727,632	4.5
116,000	Anhui Conch Cement Co., Ltd. - H Shares	868,746	0.8
756,000 (2)	BAIC Motor Corp. Ltd. - H Shares	376,069	0.4
1,953,000	Bank of China Ltd. - H Shares	780,497	0.8
225,000	BOC Hong Kong Holdings Ltd.	787,438	0.8
605,000 (2)	CGN Power Co. Ltd. - H Shares	148,809	0.1
1,700,960	China Construction Bank - H Shares	1,398,583	1.3
163,500	China Mobile Ltd.	1,301,233	1.3
1,478,000	China Petroleum & Chemical Corp. - H Shares	764,949	0.7
598,000	China Resources Cement Holdings Ltd. - H Shares	768,331	0.7
32,000	China Resources Land Ltd.	151,949	0.1
40,000	China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. - A Shares	189,335	0.2
231,500 (2)	Dali Foods Group Co. Ltd.	153,936	0.2
2,166,414	Industrial & Commercial Bank of China - H Shares	1,492,442	1.4
179,500 (2)	Luye Pharma Group Ltd. - H Shares	111,540	0.1
2,067	NetEase, Inc. ADR	658,774	0.6
153,000	Ping An Insurance Group Co. of China Ltd. - H Shares	1,743,037	1.7
1,265,000 (2)	Postal Savings Bank of China Co. Ltd. - H Shares	807,056	0.8
108,400	Tencent Holdings Ltd.	5,496,390	5.3
13,225,356	Other Securities	14,172,120	13.6
		36,898,866	35.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Hong Kong: 7.4%
70,774	AIA Group Ltd.	$709,329	0.7
141,000	CK Asset Holdings Ltd.	899,998	0.9
80,000	CK Hutchison Holdings Ltd.	707,205	0.7
468,000	HKT Trust / HKT Ltd.	704,641	0.7
531,000	New World Development Ltd.	695,705	0.7
122,500	Power Assets Holdings Ltd.	878,743	0.8
824,000 (2)	WH Group Ltd.	864,715	0.8
453,687	Other Securities	2,216,005	2.1
		7,676,341	7.4

	India: 8.1%
103,740	HCL Technologies Ltd.	771,549	0.8
2,948 (2)	HDFC Asset Management Co. Ltd.	129,644	0.1
33,738	Hindustan Unilever Ltd.	1,019,379	1.0
122,794	Infosys Ltd.	1,245,796	1.2
3,953	Nestle India Ltd.	864,292	0.8
37,408	Tata Consultancy Services Ltd.	1,036,777	1.0
71,377	Tech Mahindra Ltd.	738,397	0.7
1,017,548	Other Securities	2,622,147	2.5
		8,427,981	8.1

	Indonesia: 2.5%
451,600	Bank Central Asia Tbk PT	997,544	1.0
5,749,000	Other Securities	1,620,221	1.5
		2,617,765	2.5

	Macau: 0.7%
152,800	Sands China Ltd.	732,443	0.7

	Malaysia: 2.7%
340,900	Malayan Banking BHD	682,773	0.7
1,301,600	Other Securities	2,109,554	2.0
		2,792,327	2.7

	New Zealand: 0.4%
143,151	Other Securities	407,238	0.4

	Pakistan: 0.2%
200,953	Other Securities	153,183	0.2

	Philippines: 0.2%
41,030	Other Securities	236,353	0.2

	Singapore: 2.6%
307,300	CapitaLand Ltd.	787,264	0.8
2,215,200	Other Securities	1,926,413	1.8
		2,713,677	2.6

See Accompanying Notes to Financial Statements

Voya Asia Pacific High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Income Fund	as of February 29, 2020 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	South Korea: 7.4%
25,306	Hana Financial Group, Inc.	$655,340	0.6
1,575	Samsung Electro- Mechanics Co. Ltd.	166,381	0.2
3,044	Samsung Fire & Marine Insurance Co. Ltd.	495,814	0.5
3,246	Samsung SDS Co. Ltd.	449,161	0.4
30,873	Shinhan Financial Group Co., Ltd.	825,684	0.8
12,785	SK Hynix, Inc.	944,692	0.9
305,585 (3)	Other Securities	4,137,362	4.0
		7,674,434	7.4

	Taiwan: 11.0%
60,000	Globalwafers Co. Ltd.	776,423	0.7
464,000	Lite-On Technology Corp.	660,591	0.6
225,000	Powertech Technology, Inc.	735,973	0.7
342,627	Taiwan Semiconductor Manufacturing Co., Ltd.	3,532,416	3.4
377,000	Uni-President Enterprises Corp.	902,318	0.9
3,966,175	Other Securities	4,900,443	4.7
		11,508,164	11.0

	Thailand: 1.1%
1,905,400	Other Securities	1,183,515	1.1
	Total Common Stock (Cost $106,792,069)	98,484,233	94.5
EXCHANGE-TRADED FUNDS: 1.0%
15,615	iShares MSCI All Country Asia ex-Japan Index Fund	1,067,129	1.0
	Total Exchange-Traded Funds (Cost $1,098,675)	1,067,129	1.0

PREFERRED STOCK: 3.2%
	South Korea: 3.2%
88,045	Samsung Electronics Co., Ltd.	3,361,238	3.2
	Total Preferred Stock (Cost $2,458,334)	3,361,238	3.2

RIGHTS: 0.0%
	South Korea: 0.0%
3,478 (3)	Other Securities	953	0.0
	Total Rights (Cost $—)	953	0.0
	Total Long-Term Investments (Cost $110,349,078)	102,913,553	98.7

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.4%
	Mutual Funds: 0.4%
375,000 (4)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.460% (Cost $375,000)	$375,000	0.4
	Total Short-Term Investments (Cost $375,000)	375,000	0.4
	Total Investments in Securities (Cost $110,724,078)	$103,288,553	99.1
	Assets in Excess of Other Liabilities	975,409	0.9
	Net Assets	$104,263,962	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or inaggregate respectively as of February 29, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
ADR
American Depositary Receipt

(1)
Non-income producing security.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
The grouping contains non-income producing securities.

(4)
Rate shown is the 7-day yield as of February 29, 2020.

Sector Diversification	Percentage of Net Assets
Financials	22.9%
Information Technology	18.8
Consumer Discretionary	10.8
Communication Services	9.9
Industrials	6.4
Real Estate	6.3
Materials	6.0
Consumer Staples	5.0
Energy	4.3
Health Care	3.9
Utilities	3.4
Exchange-Traded Funds	1.0
Short-Term Investments	0.4
Assets in Excess of Other Liabilities	0.9
Net Assets	100.0%

See Accompanying Notes to Financial Statements

Voya Asia Pacific High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Income Fund	as of February 29, 2020 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of February 29, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at February 29, 2020
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$15,461,946	$—	$15,461,946
China	6,319,958	30,578,908	—	36,898,866
Hong Kong	223,460	7,452,881	—	7,676,341
India	1,901,069	6,526,912	—	8,427,981
Indonesia	—	2,617,765	—	2,617,765
Macau	—	732,443	—	732,443
Malaysia	619,783	2,172,544	—	2,792,327
New Zealand	—	407,238	—	407,238
Pakistan	—	153,183	—	153,183
Philippines	134,712	101,641	—	236,353
Singapore	—	2,713,677	—	2,713,677
South Korea	—	7,674,434	—	7,674,434
Taiwan	—	11,508,164	—	11,508,164
Thailand	—	1,183,515	—	1,183,515
Total Common Stock	9,198,982	89,285,251	—	98,484,233
Exchange-Traded Funds	1,067,129	—	—	1,067,129
Preferred Stock	—	3,361,238	—	3,361,238
Rights	—	953	—	953
Short-Term Investments	375,000	—	—	375,000
Total Investments, at fair value	$10,641,111	$92,647,442	$—	$103,288,553
Liabilities Table
Other Financial Instruments+
Written Options	$—	$(79,463)	$—	$(79,463)
Total Liabilities	$—	$(79,463)	$—	$(79,463)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

Voya Asia Pacific High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Income Fund	as of February 29, 2020 (continued)

At February 29, 2020, the following OTC written equity options were outstanding for Voya Asia Pacific High Dividend Equity Income Fund:
Description	Counterparty	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Premiums Received	Fair Value
Hang Seng Index	Societe Generale	Call	03/13/20	HKD 27,358 .000	2,853	HKD 74,548,690	$219,110	$(44,058)
Korea Stock Exchange KOSPI 200 Index	Societe Generale	Call	03/13/20	KRW 297 .790	20,114,846	KRW 5,391,181,025	103,999	(4,414)
S&P/ASX 200 Index	UBS AG	Call	03/13/20	AUD 7,022 .602	1,154	AUD 7,433,156	50,331	(1,057)
Taiwan Stock Exchange Weighted Index	UBS AG	Call	03/13/20	TWD 11,612 .810	17,997	TWD 203,225,183	128,313	(29,934)
							$501,753	$(79,463)
Currency Abbreviations
AUD	–	Australian Dollar
HKD	–	Hong Kong Sar Dollar
KRW	–	South Korean Won
TWD	–	Taiwan New Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of February 29, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Written options, at fair value	$79,463
Total Liability Derivatives		$79,463
The effect of derivative instruments on the Fund’s Statement of Operations for the year ended February 29, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Written options	Total
Foreign exchange contracts	$(3,527)	$—	$(3,527)
Equity contracts	—	(2,989,608)	(2,989,608)
Total	$(3,527)	$(2,989,608)	$(2,993,135)

Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$745,727
Total	$745,727
See Accompanying Notes to Financial Statements

Voya Asia Pacific High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Income Fund	as of February 29, 2020 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at February 29, 2020:
	Societe Generale	UBS AG	Totals
Liabilities:
Written options	$48,472	$30,991	$79,463
Total Liabilities	$48,472	$30,991	$79,463
Net OTC derivative instruments by counterparty, at fair value	$(48,472)	$(30,991)	$(79,463)
Total collateral pledged by the Fund/(Received from counterparty)	$48,472	$—	$48,472
Net Exposure(1)(2)	$—	$(30,991)	$(30,991)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At February 29, 2020, the Fund had pledged $410,000 in cash collateral to Societe Generale. Excess cash collateral is not shown for financial reporting purposes.

At February 29, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $110,423,023.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$7,145,256
Gross Unrealized Depreciation	(14,284,563)
Net Unrealized Depreciation	$(7,139,307)
See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the tax year ended December 31, 2019 were as follows:
Fund Name	Type	Per Share Amount
Voya Asia Pacific High Dividend Equity Income Fund	NII	$0.2742
	ROC	$0.5658

NII – Net investment income
ROC – Return of capital
For the tax year ended December 31, 2019, 77.38% of ordinary income dividends paid by the Fund (including creditable foreign taxes paid) are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.
Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the tax year ended December 31, 2019:
Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
$310,985	$0.0261	90.62%

*
None of the Fund’s income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

SHAREHOLDER MEETING INFORMATION (Unaudited)

Proposal:
1
At this meeting, a proposal was submitted to elect four members of the Board of Trustees to represent the interests of the holders of the Fund, with all four individuals to serve as Class III Trustees, for a term of three-years, and until the election and qualification of their successors.

An annual shareholder meeting of Voya Asia Pacific High Dividend Equity Income Fund was held July 9, 2019, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.
		Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Class III Trustees	Voya Asia Pacific High Dividend Equity Income Fund
	John V. Boyer	1*	8,427,685.000	2,428,924.000	0.000	0.000	10,856,609.000
	Patricia W. Chadwick	1*	8,407,966.000	2,448,643.000	0.000	0.000	10,856,609.000
	Sheryl K. Pressler	1*	8,421,305.000	2,435,304.000	0.000	0.000	10,856,609.000
	Christopher P. Sullivan	1*	8,427,676.000	2,428,933.000	0.000	0.000	10,856,609.000

*
Proposal Passed

After the July 9, 2019 annual shareholder meeting, the following Trustees continued on as Trustees of the Trust: Colleen D. Baldwin, Martin J. Gavin, Russell H. Jones**, Joseph E. Obermeyer, Roger B. Vincent** and Dina Santoro.

**
Effective December 31, 2019, Russell H. Jones and Roger B. Vincent each retired as a Trustee of the Board.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee Chairperson	October 2007 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	140	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 2007 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	140	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2007 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	140	Wisconsin Energy Corporation (June 2006 – Present); The Royce Fund (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 70	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	140	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	140	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2007 – Present	Consultant (May 2001 – Present).	140	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	October 2015 – Present	Retired.	140	None.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustee who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	140	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of March 31, 2020.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 51	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 –
Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018-Present); Director, Voya Funds Services, LLC (March 2018-Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 –
Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 52	Executive Vice President Chief Investment Risk Officer	March 2020 – Present March 2020 – Present	Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present); Formerly, Consultant, DA Capital LLC (January 2016 – March 2017); Managing Director, Enterprise Risk, American International Group (AIG) (September 2014 – March 2015).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 62	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018-Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 –
Present); Chief Administrative Officer, Voya Investment Management (September 2017-Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	January 2007 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President	January 2007 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 49	Senior Vice President	January 2007 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2016 – Present	Senior Vice President, Head of Fund Compliance and Chief Compliance Office, Voya Investments, LLC (March 2020 –
Present). Formerly, Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – March 2020); and Vice President, Mutual Fund Compliance (March 2014 – June 2016).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	January 2007 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	January 2007 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 –
Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 –
February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015).
Freddee McGough 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Assistant Vice President	November 2019 – Present	Assistant Vice President, Voya Investments, LLC (September 2001 – Current).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 43	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Secretary	January 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Assistant Secretary	January 2020 – Present	Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT
At a meeting held on November 21, 2019, the Board of Trustees (“Board”) of Voya Asia Pacific High Dividend Equity Income Fund (the “Fund”), including a majority of the Independent Trustees, considered and approved the renewal of the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Manager”) and the Fund, and the sub-advisory contract (the “Sub-Advisory Contract,” and together with the Management Contract, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to the Fund (the “Sub-Adviser”) for an additional one year period ending November 30, 2020. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.
In addition to the Board meeting on November 21, 2019, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2019, and November 19, 2019, specifically to review and consider materials related to the proposed continuance of the Contracts that they believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC meets several times throughout the year to provide oversight regarding the investment performance of the sub-advisers, as well as the
Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”) related to the investment management and sub-advisory contract renewal process. The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the registered fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Fund (“Selected Peer Group”) based on the Fund’s particular attributes, such as fund type and size and fund category (as determined by Morningstar, Inc., an independent provider of registered fund data (“Morningstar”)); and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process. In addition, the Independent Trustees periodically have retained, including most recently in 2018, an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Fund, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Fund as set forth in the Management Contract, including oversight of the Fund’s operations and risk management and the oversight of its various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Adviser with respect to the Fund under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Fund’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Fund are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Fund and the level of resources committed to the Fund (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Fund.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Contracts were appropriate.
Fund Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus, as well as the hypothetical model performance of the Fund’s options overlay strategy applied to the Fund’s primary benchmark during different market conditions. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of the Fund’s performance and risk, including risk-adjusted investment return information, from the Fund’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedule, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as the Fund grows larger and the extent to which any such economies are shared with the Fund. The Board noted that the Fund, as a closed-end fund, generally does not issue new shares and is less likely to realize economies of scale from additional share purchases. The Board considered that, while the Fund does not have management fee breakpoints, it has fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with the Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from the Fund, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by the Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and/or recoupment arrangements that apply to

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the fees payable by the Fund, including whether the Manager intends to propose any changes thereto. The Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
The Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Fund. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to the Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing the Fund both with and without taking into account the profitability of the distributor of the Fund and any revenue sharing payments made by the Manager.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a registered fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Fund. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Fund, including their ability to engage in soft-dollar transactions on behalf of the Fund. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Fund and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Fund Analysis
Set forth below are certain of the specific factors that the Board considered at its October 9, 2019, November 19, 2019, and/or November 21, 2019 meetings in relation to approving the Fund’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The Fund’s performance was compared to the hypothetical model performance of the Fund’s option overlay strategy applied to the Fund’s primary benchmark under different market conditions and to the Fund’s Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2019. In addition, the Board also considered at its October 9, 2019, November 19, 2019, and November 21, 2019 meetings certain additional data regarding the Fund’s more recent performance and asset levels. The Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
In considering whether to approve the renewal of the Contracts for the Fund, the Board was provided with information showing that the Fund seeks to construct a diversified portfolio with an options overlay that is intended to enhance returns over a full market cycle, but may lag the broader markets during upswings, and reviewed the difference between the Fund’s performance and the hypothetical model performance of the Fund’s option overlay strategy applied to the Fund’s primary benchmark during different market conditions. The Board also considered that, based on performance data for the periods ended March 31, 2019: (1) the Fund is ranked in the third quintile of its Morningstar category for the three-year period, the fourth quintile for the five-year and ten-year periods, and the fifth quintile for the year-to-date and one-year periods; and (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations that there was a termination of one of the Fund’s sub-advisers and changes to the Fund’s portfolio management team and investment strategies, effective May 6, 2019, and it is reasonable to provide more time for the purpose of evaluating investment performance.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the fifth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding: (1) the reductions of the Fund’s management fee rate, sub-advisory fee rate and contractual expense limit, effective May 6, 2019; and (2) the competitiveness of the Fund’s management fee rate and net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Fund for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADDITIONAL INFORMATION (Unaudited)

During the period, there were no material changes in the Fund’s investment objective or fundamental policies or in the principal risk factors associated with investment in the Fund. Effective May 21, 2019, the Fund transitioned to a dividend focused quantitative strategy in selecting equity investments for the Fund. Effective May 6, 2019, Paul Zemsky, Vincent Costa, Peg DiOrio, and Steve Wetter were added as portfolio managers of the Fund and Manu Vandenbulck, Robert Davis and Willem van Dommelen were removed as portfolio managers of the Fund.
The Fund was granted exemptive relief by the SEC (the “Order”) which, under the 1940 Act, would permit the Fund, subject to Board approval, to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year) (“Managed Distribution Policy”). The Fund may in the future adopt a Managed Distribution Policy.
Dividend Reinvestment Plan
Unless the registered owner of Common Shares elects to receive cash by contacting Computershare Shareowner Services LLC (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.
If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.
The Fund pays quarterly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.
If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and will invest the

ADDITIONAL INFORMATION (Unaudited) (continued)

un-invested portion of the Dividend amount in Newly Issued Common Shares at the NAV per common share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.
The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.
There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All questions concerning the Plan or a request to terminate participation should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.
KEY FINANCIAL DATES — CALENDAR 2020 DISTRIBUTIONS:
Declaration Date	Ex Date	Record Date	Payable Date
16-Mar-20	1-Apr-20	2-Apr-20	15-Apr-20
15-Jun-20	1-Jul-20	2-Jul-20	15-Jul-20
15-Sep-20	1-Oct-20	2-Oct-20	15-Oct-20
15-Dec-20	30-Dec-20	31-Dec-20	15-Jan-21
Record date will be one business day after each Ex-Dividend Date. These dates are subject to change.
Stock Data
The Fund’s common shares are traded on the NYSE (Symbol: IAE).
Repurchase of Securities by Closed-End Companies
In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act, the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.
Number of Shareholders
The number of record holders of common stock as of February 29, 2020 was 8, which does not include approximately 4,560 beneficial owners of shares held in the name of brokers of other nominees.
Certifications
In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on August 1, 2019 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Form N-CSR, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
Computershare, Inc.
480 Washington Boulevard
Jersey City, New Jersey 07310-1900
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116
Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information at (800) 992-0180.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163062         (0220-042220)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Fund’s current Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended February 29, 2020 and the amount of fees that KPMG LLP (“KPMG”), the Fund’s prior Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended February 28, 2019.

(a)	Audit Fees(1): The aggregate fees billed for each of the last two fiscal years for professional services rendered by EY and KPMG, the principal accountant for each respective audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $24,650 for the year ended February 29, 2020 and $29,565 for the year ended February 28, 2019.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by EY and KPMG that are reasonably related to the performance of each respective audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended February 29, 2020 and $2,700 for the year ended February 28, 2019.

(c)	Tax Fees(2): The aggregate fees billed in each of the last two fiscal years for professional services rendered by EY and KPMG for tax compliance, tax advice, and tax planning were $11,354 for the year ended February 29, 2020 and $11,437 for the year ended February 28, 2019. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees(3): The aggregate fees billed in each of the last two fiscal years for products and services provided by EY and KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended February 29, 2020 and $0 for the year ended February 28, 2019.

(1) For the year ended February 29, 2020, KPMG billed $2,504 for Audit Fees.

(2) For the year ended February 29, 2020, KPMG billed $11,350 for Tax Fees.

(3) For the year ended February 29, 2020, KPMG billed $44 for All Other Fees.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.       Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.       Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.       Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.       Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.       Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.       Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.       Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.       Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved: November 21, 2019

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $750 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:     January 1, 2020 to December 31, 2020

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee 100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended, February 29, 2020 and February 28, 2019; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2020(1)	2019
Voya Asia Pacific High Dividend Equity Income Fund	$11,354	$14,137
Voya Investments, LLC (2)	$10,639,517	$82,050

(1) For the year ended February 29, 2020, KPMG billed the Registrant $11,394 for Non-Audit Fees.

(2) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

Item 5. Audit Committee of Listed Registrants.

a.	The registrant has a separately-designated standing audit committee. The members are Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer.
b.	Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments filed herein.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Voya Asia Pacific High Dividend Equity Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Voya Asia Pacific High Dividend Equity Income Fund (the “Fund”), including the summary portfolio of investments, as of February 29, 2020, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”) (the financial statements are included in Item 1 of this Form N-CSR) and the portfolio of investments as of February 29, 2020 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements and portfolio of investments present fairly, in all material respects, the financial position of the Fund at February 29, 2020, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended February 28, 2019, and the financial highlights for each of the years in the nine-year period then ended, were audited by another independent registered public accounting firm whose report, dated April 26, 2019, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements and portfolio of investments are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and portfolio of investments based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and portfolio of investments are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and portfolio of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and portfolio of investments. Our procedures included confirmation of securities owned as of February 29, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and portfolio of investments. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

April 23, 2020

Voya Asia Pacific High Dividend Equity Income Fund	PORTFOLIO OF INVESTMENTS
as of February 29, 2020

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.5%
		Australia: 14.8%
63,990		AGL Energy Ltd.	$ 801,325	0.8
7,642		Aristocrat Leisure Ltd.	167,619	0.2
11,159		ASX Ltd.	545,134	0.5
202,360		Aurizon Holdings Ltd.	644,225	0.6
574,894		AusNet Services	637,416	0.6
89,418		Australia & New Zealand Banking Group Ltd.	1,442,036	1.4
77,685		BHP Group Ltd.	1,688,513	1.6
34,729		BlueScope Steel Ltd.	271,593	0.3
96,888		Coca-Cola Amatil Ltd.	729,673	0.7
5,678		Cochlear Ltd.	777,725	0.7
30,705		Commonwealth Bank of Australia	1,648,339	1.6
62,694		Crown Resorts Ltd.	418,387	0.4
3,215		CSL Ltd.	656,733	0.6
10,687		Goodman Group	104,928	0.1
12,917		Macquarie Group Ltd.	1,148,494	1.1
325,664		Medibank Pvt Ltd.	608,362	0.6
10,754		Newcrest Mining Ltd.	176,408	0.2
14,418		Rio Tinto Ltd.	828,526	0.8
124,779		Santos Ltd.	569,258	0.5
331,544		Scentre Group	751,213	0.7
318,426		South32 Ltd. - AUD	452,528	0.4
77,513		Stockland	239,612	0.2
11,979		Washington H Soul Pattinson & Co. Ltd.	153,899	0.2
		15,461,946		14.8

		China: 35.4%
46,565		360 Security Technology, Inc. - A Shares	151,826	0.1
354,000		Agile Group Holdings, Ltd.	506,134	0.5
118,000		Air China Ltd. - H Shares	97,491	0.1
22,729	(1)	Alibaba Group Holding Ltd. ADR	4,727,632	4.5
116,000		Anhui Conch Cement Co., Ltd. - H Shares	868,746	0.8
756,000	(2)	BAIC Motor Corp. Ltd. - H Shares	376,069	0.4
1,953,000		Bank of China Ltd. - H Shares	780,497	0.8
794,000		Bank of Communications Co., Ltd. - H Shares	516,649	0.5
125,000		Beijing Enterprises Holdings Ltd.	532,098	0.5
225,000		BOC Hong Kong Holdings Ltd.	787,438	0.8
605,000	(2)	CGN Power Co. Ltd. - H Shares	148,809	0.1
350,000		China Coal Energy Co. - H Shares	114,020	0.1
334,000		China Communications Services Corp., Ltd. - H Shares	262,434	0.3
1,700,960		China Construction Bank - H Shares	1,398,583	1.3
76,000		China Everbright Ltd.	129,283	0.1
379,000		China Medical System Holdings Ltd.	479,251	0.5
163,500		China Mobile Ltd.	1,301,234	1.2
266,000		China National Building Material Co., Ltd. - H Shares	316,148	0.3
1,478,000		China Petroleum & Chemical Corp. - H Shares	764,949	0.7
598,000		China Resources Cement Holdings Ltd. - H Shares	768,331	0.7
32,000		China Resources Land Ltd.	151,949	0.1
40,000		China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. - A Shares	189,335	0.2
274,500		China Shenhua Energy Co., Ltd. - H Shares	482,651	0.5
836,000		China Telecom Corp., Ltd. - H Shares	316,014	0.3
232,000		China Unicom Hong Kong Ltd.	186,428	0.2
211,100		Chinese Universe Publishing and Media Group Co. Ltd. - A Shares	433,687	0.4
749,000		Chongqing Rural Commercial Bank Co. Ltd. - H Shares	342,240	0.3
262,000		CIFI Holdings Group Co. Ltd.	205,987	0.2
453,000		CNOOC Ltd.	630,174	0.6
240,000		Country Garden Holdings Co. Ltd.	326,054	0.3
220,000		CSPC Pharmaceutical Group Ltd.	512,832	0.5
231,500	(2)	Dali Foods Group Co. Ltd.	153,936	0.1
138,000		Far East Horizon Ltd.	122,380	0.1
148,500		Fosun International Ltd.	193,333	0.2
204,000		Geely Automobile Holdings Ltd.	372,656	0.4
176,000		Great Wall Motor Co. Ltd. - H Shares	130,212	0.1
365,700		Greenland Holdings Corp. Ltd. - A Shares	308,831	0.3
45,000		Haier Electronics Group Co. Ltd.	131,221	0.1
98,500		Haier Smart Home Co. Ltd. - A Shares	243,429	0.2
43,800		Huaxin Cement Co. Ltd.	155,455	0.2
15,500		Hundsun Technologies, Inc. - A Shares	217,787	0.2
2,166,414		Industrial & Commercial Bank of China - H Shares	1,492,442	1.4
154,000		Kunlun Energy Co. Ltd.	108,945	0.1
168,000		Lenovo Group Ltd.	105,728	0.1
96,000		Li Ning Co. Ltd.	258,607	0.3
179,500	(2)	Luye Pharma Group Ltd. - H Shares	111,540	0.1
19,200		Momo, Inc. ADR	539,904	0.5
2,067		NetEase, Inc. ADR	658,774	0.6
380,000		Nexteer Automotive Group Ltd.	283,825	0.3

See Accompanying Notes to Financial Statements

Voya Asia Pacific High Dividend Equity Income Fund	PORTFOLIO OF INVESTMENTS
as of February 29, 2020 (Continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (Continued)
		China: (continued)
614,000		PICC Property & Casualty Co., Ltd. - H Shares	649,292	0.6
153,000		Ping An Insurance Group Co. of China Ltd. - H Shares	1,743,037	1.7
1,265,000	(2)	Postal Savings Bank of China Co. Ltd. - H Shares	807,056	0.8
122,300		Sany Heavy Industry Co. Ltd. - A Shares	309,319	0.3
39,200		Seazen Holdings Co. Ltd. - A Shares	183,312	0.2
918,500		Shanghai 2345 Network Holding Group Co. Ltd. - A Shares	422,357	0.4
145,500		Shanghai Yuyuan Tourist Mart Group Co. Ltd.	146,541	0.2
10,403		Shenzhen Mindray Bio-Medical Electronics Co. Ltd. - A Shares	358,574	0.3
202,000		Sino Biopharmaceutical Ltd.	299,391	0.3
1,036,000		Sinopec Shanghai Petrochemical Co. Ltd. - H Shares	268,596	0.3
692,000		Sinotrans Ltd. - H Shares	198,924	0.2
91,500		Sinotruk Hong Kong Ltd.	177,874	0.2
108,400		Tencent Holdings Ltd.	5,496,390	5.3
274,000		Weichai Power Co. Ltd. - H Shares	549,743	0.5
317,945		Xiamen C & D, Inc. - A Shares	352,289	0.3
384,000		Yanzhou Coal Mining Co., Ltd. - H Shares	295,086	0.3
5,643		Yum China Holdings, Inc.	247,107	0.3
			36,898,866	35.4

		Hong Kong: 7.4%
70,774		AIA Group Ltd.	709,329	0.7
8,300		ASM Pacific Technology Ltd.	100,375	0.1
141,000		CK Asset Holdings Ltd.	899,998	0.9
80,000		CK Hutchison Holdings Ltd.	707,205	0.7
468,000		HKT Trust / HKT Ltd.	704,641	0.7
12,887		Melco Resorts & Entertainment Ltd. ADR	223,460	0.2
531,000		New World Development Ltd.	695,704	0.7
270,000		NWS Holdings Ltd.	333,683	0.3
122,500		Power Assets Holdings Ltd.	878,743	0.8
29,500		Sun Hung Kai Properties Ltd.	426,376	0.4
68,500		Swire Pacific Ltd. - Class A	624,565	0.6
19,500		Techtronic Industries Co., Ltd.	161,783	0.2
824,000	(2)	WH Group Ltd.	864,715	0.8
45,000		Wheelock & Co., Ltd.	345,764	0.3
			7,676,341	7.4

		India: 8.1%
110,237		Coal India Ltd.	259,246	0.3
11,483		Dr Reddys Laboratories Ltd.	466,834	0.5
270,294		GAIL India Ltd.	392,137	0.4
103,740		HCL Technologies Ltd.	771,549	0.7
2,948	(2)	HDFC Asset Management Co. Ltd.	129,644	0.1
33,738		Hindustan Unilever Ltd.	1,019,379	1.0
122,794		Infosys Ltd.	1,245,796	1.2
41,425		ITC Ltd.	113,941	0.1
3,953		Nestle India Ltd.	864,292	0.8
249,227		Oil & Natural Gas Corp., Ltd.	319,548	0.3
37,408		Tata Consultancy Services Ltd.	1,036,777	1.0
62,340		Tata Steel Ltd.	335,986	0.3
71,377		Tech Mahindra Ltd.	738,397	0.7
71,952		Vedanta Ltd.	115,839	0.1
200,590		Wipro Ltd.	618,616	0.6
			8,427,981	8.1

		Indonesia: 2.5%
1,321,500		Adaro Energy Tbk PT	108,297	0.1
739,300		Astra International Tbk PT	289,287	0.3
451,600		Bank Central Asia Tbk PT	997,544	1.0
1,120,100		Bank Mandiri Persero TBK PT	582,559	0.6
313,700		Bank Negara Indonesia Persero Tbk PT	157,137	0.1
509,700		Bank Rakyat Indonesia	152,312	0.1
34,600		Gudang Garam Tbk PT	123,988	0.1
1,710,100		Hanjaya Mandala Sampoerna Tbk PT	206,641	0.2
			2,617,765	2.5

		Macau: 0.7%
152,800		Sands China Ltd.	732,443	0.7

		Malaysia: 2.7%
228,300		AMMB Holdings Bhd	201,293	0.2
186,900		CIMB Group Holdings Bhd	214,557	0.2
247,300		Genting Bhd	291,553	0.3
82,800		Hong Leong Bank BHD	301,621	0.3
340,900		Malayan Banking BHD	682,773	0.7
4,400		Nestle Malaysia Bhd	150,347	0.1
81,200		Public Bank BHD	330,400	0.3
470,700		RHB Bank Bhd	619,783	0.6
			2,792,327	2.7

		New Zealand: 0.4%
143,151		Spark New Zealand Ltd.	407,238	0.4

		Pakistan: 0.2%
200,953		Oil & Gas Development Co. Ltd.	153,183	0.2

		Philippines: 0.2%
37,170		BDO Unibank, Inc.	101,641	0.1
3,860		Globe Telecom, Inc.	134,712	0.1
			236,353	0.2

		Singapore: 2.6%
307,300		CapitaLand Ltd.	787,264	0.8
393,400		ComfortDelgro Corp., Ltd.	557,775	0.5
1,049,900		Genting Singapore Ltd.	618,890	0.6

See Accompanying Notes to Financial Statements

Voya Asia Pacific High Dividend Equity Income Fund	PORTFOLIO OF INVESTMENTS
as of February 29, 2020 (Continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (Continued)
	Singapore: (continued)
11,300	Jardine Cycle & Carriage Ltd.	222,019	0.2
760,600	Yangzijiang Shipbuilding Holdings Ltd.	527,729	0.5
		2,713,677	2.6

	South Korea: 7.4%
47,543	BNK Financial Group, Inc.	241,121	0.2
968	CJ ENM Co. Ltd.	101,185	0.1
5,660	(1) Daelim Industrial Co., Ltd.	340,903	0.3
10,394	DB Insurance Co. Ltd.	371,119	0.4
5,003	Doosan Bobcat, Inc.	117,155	0.1
11,950	GS Engineering & Construction Corp.	261,355	0.3
8,838	GS Holdings Corp.	303,247	0.3
25,306	Hana Financial Group, Inc.	655,340	0.6
6,956	HDC Hyundai Development Co-Engineering & Construction	103,974	0.1
9,240	Hyundai Marine & Fire Insurance Co., Ltd.	172,261	0.2
3,244	KB Financial Group, Inc.	102,553	0.1
18,262	Kia Motors Corp.	551,053	0.5
4,337	LG Electronics, Inc.	218,152	0.2
102,162	Meritz Securities Co. Ltd.	295,030	0.3
1,575	Samsung Electro-Mechanics Co. Ltd.	166,381	0.2
3,044	Samsung Fire & Marine Insurance Co. Ltd.	495,814	0.5
3,246	Samsung SDS Co. Ltd.	449,161	0.4
30,873	Shinhan Financial Group Co., Ltd.	825,684	0.8
1,414	SK Holdings Co. Ltd.	224,578	0.2
12,785	SK Hynix, Inc.	944,692	0.9
1,081	SK Telecom Co., Ltd.	189,264	0.2
68,533	Woori Financial Group, Inc.	544,412	0.5
		7,674,434	7.4

	Taiwan: 11.0%
28,840	Chailease Holding Co. Ltd.	107,322	0.1
188,000	Chicony Electronics Co. Ltd.	509,412	0.5
757,000	China Airlines Ltd.	202,746	0.2
875,595	Eva Airways Corp.	344,849	0.3
151,000	Foxconn Technology Co., Ltd.	293,131	0.3
60,000	Globalwafers Co. Ltd.	776,423	0.8
464,000	Lite-On Technology Corp.	660,591	0.6
54,000	Novatek Microelectronics Corp., Ltd.	339,841	0.3
224,000	Pou Chen Corp.	248,702	0.2
225,000	Powertech Technology, Inc.	735,973	0.7
12,000	President Chain Store Corp.	117,142	0.1
63,000	Realtek Semiconductor Corp.	455,866	0.4
287,000	Synnex Technology International Corp.	352,976	0.4
357,400	Taiwan Business Bank	139,950	0.1
179,340	Taiwan Cooperative Financial Holding Co. Ltd.	123,213	0.1
342,627	Taiwan Semiconductor Manufacturing Co., Ltd.	3,532,416	3.4
377,000	Uni-President Enterprises Corp.	902,319	0.9
47,000	Walsin Technology Corp.	321,608	0.3
559,000	Wistron Corp.	490,500	0.5
18,000	Yageo Corp.	232,470	0.2
165,000	Zhen Ding Technology Holding Ltd.	620,714	0.6
		11,508,164	11.0

	Thailand: 1.1%
142,400	Bangkok Dusit Medical Services PCL	101,295	0.1
27,400	Bumrungrad Hospital PCL	113,467	0.1
532,800	Home Product Center PCL	217,991	0.2
1,048,800	Krung Thai Bank PCL	469,206	0.5
41,000	PTT Exploration & Production PCL	139,894	0.1
113,000	PTT PCL (Foreign)	141,662	0.1
		1,183,515	1.1

	Total Common Stock
	(Cost $106,792,069)	98,484,233	94.5

EXCHANGE-TRADED FUNDS: 1.0%
15,615	iShares MSCI All Country Asia ex-Japan Index Fund	1,067,129	1.0

	Total Exchange-Traded Funds
	(Cost $1,098,675)	1,067,129	1.0

PREFERRED STOCK: 3.2%
	South Korea: 3.2%
88,045	Samsung Electronics Co., Ltd.	3,361,238	3.2

	Total Preferred Stock
	(Cost $2,458,334)	3,361,238	3.2

RIGHTS: 0.0%
	South Korea: 0.0%
3,478	(1) HDC Hyundai Development Co-Engineering & Construction	953	0.0

	Total Rights
	(Cost $–)	953	0.0

	Total Long-Term Investments
	(Cost $110,349,078)	102,913,553	98.7

See Accompanying Notes to Financial Statements

Voya Asia Pacific High Dividend Equity Income Fund	PORTFOLIO OF INVESTMENTS
as of February 29, 2020 (Continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.4%
	Mutual Funds: 0.4%
375,000	(3) Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.460%
	(Cost $375,000)	375,000	0.4

	Total Short-Term Investments
	(Cost $375,000)	375,000	0.4

	Total Investments in Securities (Cost $110,724,078)	$ 103,288,553	99.1
	Assets in Excess of Other Liabilities	975,409	0.9
	Net Assets	$ 104,263,962	100.0

ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Rate shown is the 7-day yield as of February 29, 2020.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING PROCEDURES and GUIDELINES

VOYA FUNDS

VOYA iNVESTMENTS, LLC

Date Last Revised: March 18, 2020

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Introduction

The purpose of these Proxy Voting Procedures and Guidelines (the “Procedures”, the “Guidelines”) is to set forth the Board of Directors/Trustees of the Voya funds’ (the “Board”) instructions to Voya Investments, LLC (referred to as the “Advisor”) for the voting of proxies for each fund the Board serves as Director/Trustee (the “Funds”).

The Board may elect to delegate proxy voting to a sub-advisor of the Funds and also approve the sub-advisor’s proxy policies and procedures for implementation on behalf of such Voya fund (a “Sub-Advisor-Voted Fund”). A Sub-Advisor-Voted Fund is not covered under these Procedures and Guidelines, except as described in the Reporting and Record Retention section below with respect to vote reporting requirements. However, they are covered by those sub-advisor’s proxy policies, provided that the Board has approved them.

These Procedures and Guidelines incorporate principles and guidance set forth in relevant pronouncements of the Securities and Exchange Commission (“SEC”) and its staff on the fiduciary duty of the Board to ensure that proxies are voted in a timely manner and that voting decisions are in the Funds’ beneficial owners’ best interest.

The Board, through these instructions, delegates to the Advisor’s Proxy Coordinator the responsibility to vote the Funds’ proxies in accordance with these Procedures and Guidelines on behalf of the Board. The Board further delegates to the Compliance Committee of the Board certain oversight duties regarding the Advisor’s functions as it pertains to the voting of the Funds’ proxies.

The Board directs the engagement of a Proxy Advisory Firm to be initially appointed and annually reviewed and approved by the Board. The Proxy Coordinator is responsible for overseeing the Proxy Advisory Firm and shall direct the Proxy Advisory Firm to vote proxies in accordance with the Guidelines.

These Procedures and Guidelines will be reviewed by the Board’s Compliance Committee annually, and will be updated when appropriate. No change to these Procedures and Guidelines will be made except pursuant to Board direction. Non-material amendments, however, may be approved for immediate implementation by the Board’s Compliance Committee, subject to ratification by the full board at its next regularly scheduled meeting.

Advisor’s Roles and Responsibilities

Proxy Coordinator

The Voya Proxy Coordinator shall direct the Proxy Advisory Firm to vote proxies on behalf of the Funds and the Advisor in connection with annual and special meetings of shareholders (except those regarding bankruptcy matters and/or related plans of reorganization).

The Proxy Coordinator is responsible for overseeing the Proxy Advisory Firm (as defined in the Proxy Advisory Firm section below) and voting the Funds’ proxies in accordance with the Procedures and Guidelines on behalf of the Funds and the Advisor. The Proxy Coordinator is authorized to direct the Proxy Advisory Firm to vote a Fund’s proxy in accordance with the Procedures and Guidelines. Responsibilities assigned to the Proxy Coordinator, or activities that support it, may be performed by such members of the Proxy Group (as defined in the Proxy Group section below) or employees of the Advisor’s affiliates as the Proxy Group deems appropriate.

The Proxy Coordinator is also responsible for identifying and informing Counsel (as defined in the Counsel section below) of potential conflicts between the proxy issuer and the Proxy Advisory Firm, the Advisor, the Funds’ principal underwriters, or an affiliated person of the Funds. The Proxy Coordinator will identify such potential conflicts of interest based on information the Proxy Advisory Firm periodically provides; client analyses, distributor, broker-dealer, and vendor lists; and information derived from other sources, including public filings.

Proxy Advisory Firm

The Proxy Advisory Firm is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely manner. To the extent applicable, the Proxy Advisory Firm is required to provide research, analysis, and vote recommendations under its Proxy Voting guidelines. Additionally, the Proxy Advisory Firm is required to produce custom vote recommendations in accordance with the Guidelines and their vote recommendations.

Revision Date: March 18, 2020	Page | 2

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Proxy Group

The members of the Proxy Group, which may include employees of the Advisor’s affiliates, are identified in Exhibit 1, and may be amended from time to time at the Advisor’s discretion except that the Funds’ Chief Investment Risk Officer, the Funds’ Chief Compliance Officer, and the Funds’ Proxy Coordinator shall be members unless the Board determines otherwise.

Investment Professionals

The Funds’ sub-advisors and/or portfolio managers are each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”. The Board encourages the Funds’ Investment Professionals to submit a recommendation to the Proxy Group regarding any proxy-voting-related proposal pertaining to the portfolio securities over which they have day-to-day portfolio management responsibility. Additionally, when requested, Investment Professionals are responsible for submitting a recommendation to the Proxy Group regarding proxy voting related proxy contests, proposals related to companies with dual class shares with superior voting rights, or mergers and acquisitions involving the portfolio securities over which they have day-to-day portfolio management responsibility.

Counsel

A member of the mutual funds legal practice group of the Advisor (“Counsel”) is responsible for determining if a potential conflict of interest involving a proxy issuer is in fact a conflict of interest. If Counsel deems a proxy issuer to be a conflict of interest, the Counsel must notify the Proxy Coordinator, who will in turn notify the Chair of the Compliance Committee of such conflict of interest.

Proxy Voting Procedures

Proxy Group Oversight

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Funds’ Chief Investment Risk Officer or the Funds’ Chief Compliance Officer) will constitute a quorum for purposes of taking action at any meeting of the Group.

The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via email in lieu of a meeting, provided that the Proxy Coordinator follows the directions of a majority of a quorum responding via e-mail.

A Proxy Group meeting will be held whenever:

•	The Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Guidelines.
•	The Proxy Advisory Firm has made no recommendation on a matter and the Procedures do not provide instruction.
•	A matter requires case-by-case consideration, including those in which the Proxy Advisory Firm’s recommendation is deemed to be materially conflicted.
•	The Proxy Coordinator requests the Proxy Group’s input and vote recommendation on a matter.

At its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities and related activities assigned to the Proxy Group, on its behalf, provided that such instructions do not violate any requirements of these Procedures or the Guidelines.

If the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Proxy Advisory Firm’s recommendation, these recommendations do not violate any requirements of these Procedures or the Guidelines, and no conflict of interest exists, the Proxy Coordinator may implement the instructions without calling a Proxy Group meeting.

For each proposal referred to the Proxy Group, it will review:

•	The relevant Procedures and Guidelines,
•	The recommendation of the Proxy Advisory Firm, if any,
•	The recommendation of the Investment Professional(s), if any,
•	Other resources that any Proxy Group member deems appropriate to aid in a determination of a recommendation.

Revision Date: March 18, 2020	Page | 3

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Vote Instruction

While the vote of a simple majority of the voting members present will determine any matter submitted to a vote, tie votes will be resolved by securing the vote of members not present at the meeting. The Proxy Coordinator will ensure compliance with all applicable voting and conflict of interest procedures, and will use best efforts to secure votes from as many absent members as may reasonably be accomplished, providing such members with a substantially similar level of relevant information as that provided at the in-person meeting.

In the event a tie vote cannot be resolved, or in the event that the vote remains a tie, the Proxy Coordinator will refer the vote to the Compliance Committee Chair for vote determination.

In the event a tie vote cannot be timely resolved in connection with a voting deadline, the Proxy Coordinator will abstain from voting on the proposal(s). However, the Proxy Coordinator will vote in accordance with the Proxy Advisory Firm’s recommendation if abstaining on the vote is not a valid option; i.e., can only vote For, Against, or Withhold.

A member of the Proxy Group may abstain from voting on any given matter, provided that the member does not participate in the Proxy Group discussion(s) in connection with the vote determination. If abstention results in the loss of quorum, the process for resolving tie votes will be observed.

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, as might be the case upon review of a recommendation from an Investment Professional, the Proxy Coordinator will follow the procedures in the Out-of-Guidelines section below.

Vote Classification

These Procedures and Guidelines specify how the Funds generally will vote with respect to the proposals indicated. Unless otherwise noted, the Proxy Group instructs the Proxy Coordinator, on behalf of the Advisor, to vote in accordance with these Procedures and Guidelines.

Within-Guidelines Votes: Votes in Accordance with the Guidelines

In the event the Proxy Group and, where applicable, an Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Proxy Advisory Firm, through the Proxy Coordinator, to vote in this manner.

Out-of-Guidelines Votes: Votes Contrary to the Guidelines

A vote would be considered Out-of-Guidelines if the:

•	Vote is contrary to the Guidelines based on the Compliance Committee or Proxy Group determination that the application of the Guidelines is inapplicable or inappropriate under the circumstances. Such votes include, but are not limited to votes cast based on the recommendation of an Investment Professional.
•	Vote is contrary to the Guidelines unless the Guidelines stipulate Case-by-Case consideration or that primary consideration will be given to input from an Investment Professional, notwithstanding that the vote appears contrary to these Procedures and Guidelines and/or the Proxy Advisory Firm’s recommendation.

Routine Matters

Upon instruction from the Proxy Coordinator, the Proxy Advisory Firm will submit a vote as described in these Procedures and Guidelines where there is a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”) on a proposal.

Matters Requiring Case-by-Case Consideration

The Proxy Advisory Firm will refer proxy proposals to the Proxy Coordinator when these Procedures and Guidelines indicate “Case-by-Case.” Additionally, the Proxy Advisory Firm will refer any proxy proposal under circumstances where the application of these Procedures and Guidelines is unclear, appears to involve unusual or controversial issues, or is silent regarding the proposal.

Upon receipt of a referral from the Proxy Advisory Firm, the Proxy Coordinator may solicit additional research or clarification from the Proxy Advisory Firm, Investment Professional(s), or other sources.

The Proxy Coordinator will review matters requiring Case-by-Case consideration to determine if the Proxy Group had previously provided the Proxy Coordinator with standing vote instructions, or a provision within the Guidelines is applicable based on prior voting history.

Revision Date: March 18, 2020	Page | 4

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

If a matter requires input and a vote determination from the Proxy Group, the Proxy Coordinator will forward the Proxy Advisory Firm’s analysis and recommendation, the Proxy Coordinator’s recommendation and/or any research obtained from the Investment Professional(s), the Proxy Advisory Firm, or any other source to the Proxy Group. The Proxy Group may consult with the Proxy Advisory Firm and/or Investment Professional(s) as appropriate.

The Proxy Coordinator will use best efforts to convene a Proxy Group meeting with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it is the policy of the Funds and Advisor to vote in accordance with the Proxy Advisory Firm’s recommendation.

Non-Votes: Votes in which No Action is Taken

The Proxy Coordinator will make reasonable efforts to secure and vote all proxies for the Funds, including markets where shareholders’ rights are limited. Nevertheless, the Proxy Group may recommend that a Fund refrain from voting under certain circumstances including:

•	The economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of a Voya fund or proxies being considered on behalf of a Fund that is no longer in existence.
•	The cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases when share blocking practices may impose trading restrictions on the relevant portfolio security.

In such cases, the Proxy Group may instruct the Proxy Advisory Firm, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Further, Counsel may require the Proxy Coordinator to abstain from voting any proposal that is subject to a material conflict of interest provided that abstaining has no effect on the vote outcome.

Matters Requiring Further Consideration

Referrals to the Compliance Committee

If a vote is deemed Out-of-Guidelines and Counsel has determined that a material conflict of interest appears to exist with respect to the party or parties (i.e. Proxy Advisory Firm, the Advisor, underwriters, affiliates, any participating Proxy Group member, or any Investment Professional(s)) participating in the voting process, the Proxy Coordinator will refer the vote to the Compliance Committee Chair.

Further, if an Investment Professional discloses a potential conflict of interest, and Counsel determines that the conflict of interest appears to exist, the proposal will also be referred to the Compliance Committee for review, regardless of whether the vote is Within- or Out-of-Guidelines.

The Compliance Committee will be provided all recommendations (including Investment Professional(s)), analyses, research, and Conflicts Reports and any other written materials used to establish whether a conflict of interest exists, and will instruct the Proxy Coordinator how such referred proposals should be voted.

The Proxy Coordinator will use best efforts to refer matters to the Compliance Committee for its consideration in a timely manner. In the event any such matter cannot be referred to or considered by the Compliance Committee in a timely manner, the Compliance Committee’s standing instruction is to vote Within Guidelines.

The Compliance Committee will receive a report detailing proposals that were voted Out-of-Guidelines, if the Investment Professional’s recommendation was not acted on, or was referred to the Compliance Committee.

Consultation with Compliance Committee

The Proxy Coordinator may consult the Compliance Committee Chair for guidance on behalf of the Committee if application of these Procedures and Guidelines is unclear, or a recommendation is received from an Investment Professional in connection with any unusual or controversial issue.

Revision Date: March 18, 2020	Page | 5

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Conflicts of Interest

The Advisor shall act in the Funds’ beneficial owners’ best interests and strive to avoid conflicts of interest.

Conflicts of interest can arise, for example, in situations where:

•	The issuer is a vendor whose products or services are material to the Voya Funds, the Advisor or their affiliates;
•	The issuer is an entity participating to a material extent in the distribution of the Voya Funds;
•	The issuer is a significant executing broker dealer;
•	Any individual that participates in the voting process for the Funds including an Investment Professional, a member of the Proxy Group, an employee of the Advisor, or Director/Trustee of the Board serves as a director or officer of the issuer; or
•	The issuer is Voya Financial.

Potential Conflicts with a Proxy Issuer

The Proxy Coordinator is responsible for identifying and informing Counsel of potential conflicts with the proxy issuer. In addition to obtaining potential conflict of interest information described in the Roles and Responsibilities section above, members of the Proxy Group are required to disclose to the Proxy Coordinator any potential conflicts of interests prior to discussing the Proxy Advisory Firms’ recommendation.

The Proxy Group member will advise the Proxy Coordinator in the event he/she believes that a potential or perceived conflict of interest exists that may preclude him/her from making a vote determination in the best interests of the Funds’ beneficial owners. The Proxy Group member may elect to recuse himself/herself from consideration of the relevant proxy or have Counsel consider the matter, recusing him/herself only in the event Counsel determines that a material conflict of interest exists. If recusal, whether voluntary or pursuant to Counsel’s findings, does not occur prior to the member’s participation in any Proxy Group discussion of the relevant proxy, any Out-of-Guidelines Vote determination is subject to the Compliance Committee referral process. Should members of the Proxy Group verbally disclose a potential conflict of interest, they are required to complete a Conflict of Interest Report, which will be reviewed by Counsel.

Investment Professionals are also required to complete a Conflict of Interest Report or confirm that they do not have any potential conflicts of interests when submitting a vote recommendation to the Proxy Coordinator.

The Proxy Coordinator gathers and analyzes the information provided by the Proxy Advisory Firm, the Advisor, the Funds’ principal underwriters, affiliates of the Funds, Proxy Group members, Investment Professionals, and the Directors and Officers of the Funds. Counsel will document such potential material conflicts of interest on a consolidated basis as appropriate.

The Proxy Coordinator will instruct the Proxy Advisory Firm to vote the proxy as recommended by the Proxy Group if Counsel determines that a material conflict of interest does not appear to exist with respect to a proxy issuer, any participating Proxy Group member, or any participating Investment Professional(s).

Compliance Committee Oversight

The Proxy Coordinator will refer a proposal to the Funds’ Compliance Committee if the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a material conflict of interest appears to exist in order that the conflicted party(ies) have no opportunity to exercise voting discretion over a Fund’s proxy.

The Proxy Coordinator will refer the proposal to the Compliance Committee Chair, forwarding all information relevant to the Compliance Committee’s review, including the following or a summary of its contents:

•	The applicable Procedures and Guidelines
•	The Proxy Advisory Firm recommendation
•	The Investment Professional(s)’s recommendation, if available
•	Any resources used by the Proxy Group in arriving at its recommendation
•	Counsel’s findings
•	Conflicts Report(s) and/or any other written materials establishing whether a conflict of interest exists.

Revision Date: March 18, 2020	Page | 6

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

In the event a member of the Funds’ Compliance Committee believes he/she has a conflict of interest that would preclude him/her from making a vote determination in the best interests of the applicable Fund’s beneficial owners, the Compliance Committee member will advise the Compliance Committee Chair and recuse himself/herself with respect to the relevant proxy determinations.

Conflicts Reports

Investment Professionals, the Proxy Advisory Firm, and members of the Compliance Committee, the Proxy Group, and the Proxy Coordinator are required to disclose any potential conflicts of interest and/or confirm they do not have a conflict of interest in connection with their participation in the voting process for portfolio securities. The Conflicts Report should describe any known relationships of either a business or personal nature that Counsel has not previously assessed, which may include communications with respect to the referral item, but excluding routine communications with or submitted to the Proxy Coordinator or Investment Professional(s) on behalf of the subject company or a proponent of a shareholder proposal.

The Conflicts Report should also include written confirmation that the Investment Professional based the recommendation in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists solely on the investment merits of the proposal and without regard to any other consideration.

Completed Conflicts Reports should be provided to the Proxy Coordinator as soon as possible and may be submitted to the Proxy Coordinator verbally, provided the Proxy Coordinator completes the Conflicts Report, and the submitter reviews and approves the Conflict Report in writing.

The Proxy Coordinator will forward all Conflicts Reports to Counsel for review. Upon review, Counsel will provide the Proxy Coordinator with a brief statement indicating if a material conflict of interest is present.

Counsel will document such potential conflicts of interest on a consolidated basis as appropriate rather than maintain individual Conflicts Reports.

Assessment of the Proxy Advisory Firm

The Proxy Coordinator, on behalf of the Board and the Advisor, will assess if the Proxy Advisory Firm:

•	Is independent from the Advisor
•	Has resources that indicate it can competently provide analysis of proxy issues
•	Can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners
•	Has adequate compliance policies and procedures to:
o	Ensure that its proxy voting recommendations are based on current and accurate information
o	Identify and address conflicts of interest.

The Proxy Coordinator will utilize, and the Proxy Advisory Firm will comply with, such methods for completing the assessment as the Proxy Coordinator may deem reasonably appropriate. The Proxy Advisory Firm will also promptly notify the Proxy Coordinator in writing of any material change to information previously provided to the Proxy Coordinator in connection with establishing the Proxy Advisory Firm’s independence, competence, or impartiality.

Information provided in connection with the Proxy Advisory Firm’s potential conflict of interest will be forwarded to Counsel for review. Counsel will review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

Voting Funds of Funds, Investing Funds and Feeder Funds

Funds that are “Funds-of-Funds” will “echo” vote their interests in underlying mutual funds, which may include mutual funds other than the Voya funds indicated on Voya’s website (www.voyainvestments.com). Meaning that, if the Fund-of-Funds must vote on a proposal with respect to an underlying investment company, the Fund-of-Funds will vote its interest in that underlying fund in the same proportion all other shareholders in the underlying investment company voted their interests.

However, if the underlying fund has no other shareholders, the Fund-of-Funds will vote as follows:

•	If the Fund-of-Funds and the underlying fund are being solicited to vote on the same proposal (e.g., the election of fund directors/trustees), the Fund-of-Funds will vote the shares it holds in the underlying fund in the same proportion as all votes received from the holders of the Fund-of-Funds’ shares with respect to that proposal.
•	If the Fund-of-Funds is being solicited to vote on a proposal for an underlying fund (e.g., a new Sub-Advisor to the underlying fund), and there is no corresponding proposal at the Fund-of-Funds level, the Board will determine the most appropriate method of voting with respect to the underlying fund proposal.

Revision Date: March 18, 2020	Page | 7

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

An Investing Fund (e.g., any Voya fund), while not a Fund-of-Funds will have the foregoing Fund-of-Funds procedure applied to any Investing Fund that invests in one or more underlying funds. Accordingly:

•	Each Investing Fund will “echo” vote its interests in an underlying fund, if the underlying fund has shareholders other than the Investing Fund.
•	In the event an underlying fund has no other shareholders, and the Investing Fund and the underlying fund are being solicited to vote on the same proposal, the Investing Fund will vote its interests in the underlying fund in the same proportion as all votes received from the holders of its own shares on that proposal.
•	In the event an underlying fund has no other shareholders, and there is no corresponding proposal at the Investing Fund level, the Board will determine the most appropriate method of voting with respect to the underlying fund proposal.

A fund that is a “Feeder Fund” in a master-feeder structure passes votes requested by the underlying master fund to its shareholders. Meaning that, if the master fund solicits the Feeder Fund, the Feeder Fund will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to how it should vote its interest in an underlying master fund.

When a Voya fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures. As such, except as described in the Reporting and Record Retention section below, Feeder Funds will not be subject to these Procedures and Guidelines.

Securities Lending

Many of the Funds participate in securities lending arrangements to generate additional revenue for the Fund. Accordingly, the Fund will not be able to vote securities that are on loan under these arrangements. However, under certain circumstances, for voting issues that may have a significant impact on the investment, the Proxy Group or Proxy Coordinator may request to recall securities that are on loan if they determine that the benefit of voting outweighs the costs and lost revenue to the Fund and the administrative burden of retrieving the securities.

Investment Professionals may also deem a vote is “material” in the context of the portfolio(s) they manage. Therefore, they may request that lending activity on behalf of their portfolio(s) with respect to the relevant security be reviewed by the Proxy Group and considered for recall and/or restriction. The Proxy Group will give primary consideration to relevant Investment Professional input in its determination of whether a given proxy vote is material and the associated security accordingly restricted from lending. The determination that a vote is material in the context of a Fund’s portfolio will not mean that such vote is considered material across all Funds voting at that meeting. In order to recall or restrict shares on a timely basis for material voting purposes, the Proxy Coordinator, on behalf of the Proxy Group, will use best efforts to consider, and when appropriate, to act upon, such requests on a timely basis. Requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

Reporting and Record Retention

Reporting by the Funds

Annually, as required, each Fund and each Sub-Advisor-Voted Fund will post its proxy voting record, or a link to the prior one-year period ending on June 30th on the Voya Funds’ website. The proxy voting record for each Fund and each Sub-Advisor-Voted Fund will also be available on Form N-PX in the EDGAR database on the website of the Securities and Exchange Commission (“SEC”). For any Voya fund that is a feeder in a master/feeder structure, no proxy voting record related to the portfolio securities owned by the master fund will be posted on the Voya funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be included in the Fund’s Form N-PX and posted on the Voya funds’ website. If an underlying master fund solicited any Feeder Fund for a vote during the reporting period, a record of the votes cast by means of the pass-through process described above will be included on the Voya funds’ website and in the Feeder Fund’s Form N-PX.

Revision Date: March 18, 2020	Page | 8

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Reporting to the Compliance Committee

At each regularly scheduled quarterly Compliance Committee meeting, the Compliance Committee will receive a report from the Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, that was:

1.	Voted Out-of-Guidelines, including any proposals voted Out-of-Guidelines as a result of special circumstances raised by an Investment Professional;
2.	Voted Within-Guidelines in cases when the Proxy Group did not agree with an Investment Professional’s recommendation;
3.	Referred to the Compliance Committee for determination.

The report will indicate the name of the company, the substance of the proposal, a summary of the Investment Professional’s recommendation, where applicable, and the reasons for voting, or recommending, an Out-of-Guidelines Vote or, in the case of (2) above, a Within-Guidelines Vote.

Reporting by the Proxy Coordinator on behalf of the Advisor

The Advisor will maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following:

•	A copy of each proxy statement received regarding a Fund’s portfolio securities. Such proxy statements the issuers send are available either in the SEC’s EDGAR database or upon request from the Proxy Advisory Firm.
•	A record of each vote cast on behalf of a Fund.
•	A copy of any Advisor-created document that was material to making a proxy vote decision, or that memorializes the basis for that decision.
•	A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Advisor voted proxies on behalf of a Fund.
•	A record of all recommendations from Investment Professionals to vote contrary to the Guidelines.
•	All proxy questions/recommendations that have been referred to the Compliance Committee, and all applicable recommendations, analyses, research, Conflict Reports, and vote determinations.

All proxy voting materials and supporting documentation will be retained for a minimum of six years, the first two years in the Advisor’s office.

Records Maintained by the Proxy Advisory Firm

The Proxy Advisory Firm will retain a record of all proxy votes handled by the Proxy Advisory Firm. Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Proxy Advisory Firm is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Advisor upon request.

Revision Date: March 18, 2020	Page | 9

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

PROXY VOTING GUIDELINES

Introduction

Proxies must be voted in the best interest of the Funds’ beneficial owners. The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give an indication of how the Funds’ ballots will be voted on proposals dealing with particular issues. Nevertheless, the Guidelines are not exhaustive, do not include all potential voting issues, and proposals may be addressed, as necessary, on a CASE-BY-CASE basis rather than according to the Guidelines, factoring in the merits of the rationale and disclosure provided.

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available will be considered CASE-BY-CASE.

The Board encourages Investment Professionals to submit a recommendation to the Proxy Group regarding proxy voting related to the portfolio securities over which they have day-to-day portfolio management responsibility. Recommendations from the Investment Professionals may be submitted or requested in connection with any proposal and are likely to be requested with respect to proxies for private equity or fixed income securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.

These policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement, or other legal requirement to which an issuer may be or become subject. No proposal will be supported whose implementation would contravene such requirements.

General Policies

The Funds’ policy is generally to support the recommendation of the relevant company’s management when the Proxy Advisory Firm’s recommendation also aligns with such recommendation and to vote in accordance with the Proxy Advisory Firm’s recommendation when management has made no recommendation. However, this policy will not apply to CASE-BY-CASE proposals for which a contrary recommendation from the relevant Investment Professional(s) is being utilized.

The rationale and vote recommendation from Investment Professionals will be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

The Fund’s policy is to not support proposals that would negatively impact the existing rights of the Funds’ beneficial owners. Depending on the relevant market, appropriate opposition may be expressed as an ABSTAIN, AGAINST, or WITHHOLD vote.

Consider on a CASE-BY-CASE basis competing shareholder and board proposals that appear on the same agenda at uncontested proxies.

International Policies

Companies incorporated outside the U.S. are subject to the foregoing U.S. Guidelines if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the SEC. Where applicable, certain U.S. guidelines may also be applied to companies incorporated outside the U.S., e.g., companies with a significant base of U.S. operations and employees.

However, given the differing regulatory and legal requirements, market practices, and political and economic systems existing in various international markets, the Funds will:

•	Vote AGAINST international proxy proposals when the Proxy Advisory Firm recommends voting AGAINST such proposal because relevant disclosure by the company, or the time provided for consideration of such disclosure, is inadequate;

Revision Date: March 18, 2020	Page | 10

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

•	Consider proposals that are associated with a firm AGAINST vote on a CASE-BY-CASE basis if the Proxy Advisory Firm recommends their support when:
•	The company or market transitions to better practices (e.g., having committed to new regulations or governance codes);
•	The market standard is stricter than the Fund’s guidelines; or
•	It is the more favorable choice when shareholders must choose between alternate proposals.

Proposal Specific Policies

As mentioned above, these policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Proxy Contests:

Consider votes in contested elections on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s).

Uncontested Proxies:

1-	The Board of Directors

Overview

The Funds may lodge disagreement with a company’s policies or practices by withholding support from the relevant proposal rather than from the director nominee(s) to which the Proxy Advisory Firm assigns a correlation.

In cases where the lodging of disagreement by the Funds is assigned to the board of directors, support will be withheld from the director(s) deemed responsible. Responsibility may be attributed to the entire board, a committee, or an individual, and the Funds will apply a vote accountability guideline (“Vote Accountability Guideline”) specific to the concerns under review. For example:

•	Relevant committee chair

•	Relevant committee member(s)

•	Board chair.

If director(s) to whom responsibility has been attributed is not standing for election (e.g., the board is classified), support will typically not be withheld from other directors in their stead. Additionally, the Funds will typically vote FOR a director in connection with issues raised by the Proxy Advisory Firm if the director did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Proxy Advisory Firm.

Vote with the Proxy Advisory Firm’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat as a representative of a legal entity, generally vote with the Proxy Advisory Firm’s recommendation to withhold support from the legal entity and vote on the physical person.

Bundled Director Slates

WITHHOLD support from directors or slates of directors when they are presented in a manner not aligned with market best practice and/or regulation, irrespective of complying with independence requirements, such as:

•	Bundled slates of directors (e.g., Canada, France, Hong Kong, or Spain);
•	In markets with term lengths capped by regulation or market practice, directors whose terms exceed the caps or are not disclosed; or
•	Directors whose names are not disclosed in advance of the meeting or far enough in advance relative to voting deadlines to make an informed voting decision.

Revision Date: March 18, 2020	Page | 11

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

For companies with multiple slates in Italy, follow the Proxy Advisory Firm’s standards for assessing which slate is best suited to represent shareholder interests.

Independence

Director and Board/Committee Independence

The Funds will consider the relevant country or market listing exchange and the Proxy Advisory Firm’s standards with respect to determining director independence and Board/Committee independence levels. Note: Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to board independence.

The Funds will consider non-independent directors standing for election on a Case-by-Case basis when the full board or committee does not meet the market independence requirements.

•	WITHHOLD support from the non-independent nominating committee chair or non-independent board chair, and if necessary, fewest non-independent directors including the Founder, Chairman or CEO if their removal would achieve the independence requirements across the remaining board or key committee, except that support may be withheld from additional directors whose relative level of independence cannot be differentiated, or the number required to achieve the independence requirements is equal to or greater than the number of non-independent directors standing for election.

•	WITHHOLD support from slates of directors if the board’s independence cannot be ascertained due to inadequate disclosure or when the board’s independence does not meet the applicable independence requirements of the relevant country or market listing exchange.

•	WITHHOLD support from key committee slates if they contain non-independent directors in the election, unless the composition is acceptable under the relevant country or market listing exchange requirements.

•	WITHHOLD support from non-independent nominating committee chair, board chair, and/or directors if the full board serves as a key committee, or the board has not established the committee, and relevant country or market listing exchange requires such establishment.

Self-Nominated/Shareholder-Nominated Director Candidates

Consider self-nominated or shareholder-nominated director candidates on a CASE-BY-CASE basis. WITHHOLD support from the candidate when:

•	Adequate disclosure has not been provided (e.g., rationale for candidacy and candidate’s qualifications relative to the company);
•	The candidate’s agenda is not in line with the long-term best interests of the company; or
•	Multiple self-nominated candidates are being considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Management Proposals Seeking Non-Board Member Service on Key Committees

Vote AGAINST proposals that permit non-board members to serve on the audit, remuneration (compensation), nominating and/or governance committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s) except where best market practice otherwise dictates.

Consider other concerns regarding committee members on a CASE-BY-CASE basis.

Shareholder Proposals Regarding Board/Key Committee Independence

Vote AGAINST shareholder proposals asking that the independence be greater than that required by the country or market listing exchange, or asking to redefine director independence.

Revision Date: March 18, 2020	Page | 12

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Board Member Roles and Responsibilities

Attendance

WITHHOLD support from a director who, during both of the most recent two years, has served on the board during the two-year period but attended less than 75 percent of the board and committee meetings without a valid reason for the absences or if the two-year attendance record cannot be ascertained from available disclosure (e.g., the company did not disclose which director(s) attended less than 75 percent of the board and committee meetings during the director’s period of service without a valid reason for the absences).

The two-year attendance policy shall be applied to attendance of statutory auditors at Japanese companies.

Over-boarding

Consider on a CASE-BY-CASE basis CEOs who sit on more than two public boards in addition to their own.

Vote FOR non-executive directors without regard to “over-boarding” issues, unless when in conjunction with attendance issues during the most recent year. Consider such circumstances on a Case-by-Case basis.

Vote AGAINST shareholder proposals limiting the number of public company boards on which a director may serve.

Combined Chairman / CEO Role

Vote FOR directors without regard to recommendations that the position of chairman should be separate from that of CEO, or should otherwise require to be independent, unless other concerns requiring Case-by-Case consideration are raised (e.g., former CEOs proposed as board chairmen in markets, such as the United Kingdom, for which best practice recommends against such practice).

Vote AGAINST shareholder proposals requiring that the positions of chairman and CEO be held separately, unless significant corporate governance concerns have been cited. Consider such circumstances on a CASE-BY-CASE basis.

Cumulative/Net Voting Markets (e.g., Russia)

When cumulative or net voting applies, generally follow the Proxy Advisory Firm’s approach to vote FOR nominees, such as when asserted by the issuer to be independent, irrespective of key committee membership, even if independence disclosure or criteria fall short of the Proxy Advisory Firm’s standards.

Board Accountability

Diversity (excluding Japan)

Consider directors on a CASE-BY-CASE basis according to the Vote Accountability Guideline if there is an absence of diversity on the board or the company fails to disclose an adequate diversity policy or practice.

Consider shareholder proposals on a CASE-BY-CASE basis that request the company to improve / promote diversity and/or diversity-related disclosure.

Return on Equity

Vote FOR the top executive at companies in Japan if the only reason the Proxy Advisory Firm’s Withhold recommendation is due to the company underperforming in terms of capital efficiency or company performance; e.g. net losses or low return on equity (ROE).

Compensation Practices

Support may be withheld from compensation committee members whose actions or disclosure do not appear to support compensation practices aligned with the best interests of the company and its shareholders.

Where applicable, votes on compensation committee members in connection with compensation practices should be considered on a Case-by-Case basis:

•	Say on Pay responsiveness. Compensation committee members may be opposed for failure to sufficiently address compensation concerns prompting significant opposition to the most recent say on pay vote or continuing to maintain problematic pay practices will be considered on a CASE-BY-CASE basis, factoring in considerations such as level of shareholder opposition, subsequent actions taken by the compensation committee, and level of responsiveness disclosure.

Revision Date: March 18, 2020	Page | 13

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

•	Say on Pay frequency. WITHHOLD support according to the Vote Accountability Guideline if the Proxy Advisory Firm opposes directors because the company has failed to include a Say on Pay proposal and/or a Frequency of Say on Pay proposal when required under SEC or market regulatory provisions; or implemented a say on pay schedule that is less frequent than the frequency most recently preferred by at least a plurality of shareholders; or is an externally-managed issuer (EMI) or externally-managed REIT (EMR) and has failed to include a Say on Pay proposal or adequate disclosure of the compensation structure.
•	Commitments. Vote FOR compensation committee members receiving an adverse recommendation by the Proxy Advisory Firm due to problematic pay practices or thresholds (e.g. burn rate) if the company makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis. However, consider on a CASE-BY-CASE basis if the company does not rectify the practice by the following year’s annual general meeting.

For all other markets in which the issuer has not followed market practice by submitting a resolution on executive compensation, consider remuneration committee members on a CASE-BY-CASE basis.

Accounting Practices

Consider audit committee members and the company’s CEO and CFO, if nominated as directors, on a CASE-BY-CASE basis if poor accounting practice concerns are raised, factoring in considerations such as if the:

•	Audit committee failed to remediate known on-going material weaknesses in the company’s internal controls for more than a year.
•	Company has not yet had a full year to remediate the concerns since the time they were identified.
•	Company has taken adequate steps to remediate the concerns cited, which would typically include removing or replacing the responsible executives, and if the concerns are not re-occurring.

Vote FOR audit committee members, or the company’s CEO or CFO if nominated as directors, who did not serve on the committee or did not have responsibility over the relevant financial function, during the majority of the time period relevant to the concerns cited.

WITHHOLD support on audit committee members according to the Vote Accountability Guideline if the company has failed to disclose auditors’ fees and has not provided an auditor ratification or remuneration proposal for shareholder vote.

Problematic Actions

Consider directors on a CASE-BY-CASE basis when the Proxy Advisory Firm cites them for problematic actions including a lack of due diligence in relation to a major transaction (e.g. a merger or an acquisition), material failures, lack of risk oversight, scandals, malfeasance, or negligent internal controls at the company or that of an affiliate, factoring in the merits of the director’s performance, rationale, and disclosure when:

•	Culpability can be attributed to the director (e.g., director manages or is responsible for the relevant function); or
•	The director has been directly implicated, resulting in arrest, criminal charge, or regulatory sanction.

Vote FOR directors when the above factors are not present.

Vote FOR a director if the Proxy Advisory Firm cites concerns regarding actions in connection with a director’s service on an unaffiliated board and the company has provided adequate rationale regarding the appropriateness of the director to serve on the board under consideration.

Consider on a CASE-BY-CASE basis when the Proxy Advisory Firm recommends withholding support from any director due to share pledging concerns, factoring in the pledged amount, unwind time, and any historical concerns being raised. Responsibility will be assigned to the pledgor, where the pledged amount and unwind time are deemed significant and, therefore, an unnecessary risk to the company.

WITHHOLD support from (a) all members of the governance committee, or nominating committee if a formal governance committee has not been established, and (b) directors holding shares with superior voting rights if the company is controlled by means of a dual class share with superior / exclusive voting rights and does not have a reasonable sunset provision; i.e., fewer than five years.

Revision Date: March 18, 2020	Page | 14

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Consider on a CASE-BY-CASE basis all directors if no governance or nominating committee directors are under consideration or if the company does not have governance or nominating committees. Investment Professionals that have day-to-day portfolio management responsibility for such companies may be requested to submit a recommendation to the Proxy Coordinator.

WITHHOLD support from directors according to the Vote Accountability Guideline when the Proxy Advisory Firm recommends withholding support due to the board (a) unilaterally adopting by-law amendments that have a negative impact on existing shareholder rights or functions as a diminution of shareholder rights, and which are not specifically addressed under the Guidelines, or (b) failing to remove or subject to a reasonable sunset provision such by-laws.

Anti-Takeover Measures

WITHHOLD support according to the Vote Accountability Guideline if the company implements excessive anti-takeover measures.

WITHHOLD support according to the Vote Accountability Guideline if the company fails to remove restrictive poison pill features, ensure a pill’s expiration, or submit the poison pill in a timely manner to shareholders for vote, unless a company has implemented a policy that should reasonably prevent abusive use of its poison pill.

Board Responsiveness

Vote FOR if the majority-supported shareholder proposal has been reasonably addressed or the Funds’ Guidelines or voting record did not support the relevant proposal or issue.

o	Proposals seeking shareholder ratification of a poison pill may be deemed reasonably addressed if the company has implemented a policy that should reasonably prevent abusive use of the pill.

WITHHOLD support according to the Vote Accountability Guideline if the majority-supported shareholder proposal at issue is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

If the board has not acted upon a director who did not receive shareholder support representing a majority of the votes cast at the previous annual meeting, consider directors on a CASE-BY-CASE basis.

Vote FOR when:

•	The issue relevant to the majority negative vote has been adequately addressed or cured, which may include disclosure of the board’s rationale; or
•	The Funds’ Guidelines or voting record do not support the relevant proposal or issue causing the majority negative vote.

WITHHOLD support according to the Vote Accountability Guideline if the above provisions have not been satisfied.

Board–Related Proposals

Classified/Declassified Board Structure

Vote AGAINST proposals to classify the board unless the proposal represents an increased frequency of a director’s election in the staggered cycle (e.g., seeking to move from a three-year cycle to a two-year cycle).

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Board Structure

Vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board does not meet the country or market listing exchange independence requirements, corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

For companies in Japan, generally follow the Proxy Advisory Firm’s approach to proposals seeking a board structure that would provide greater independence oversight of management and the board.

Revision Date: March 18, 2020	Page | 15

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Board Size

Vote FOR proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations; however, vote AGAINST if seeking to remove shareholder approval rights or the board fails to meet market independence requirements.

Director and Officer Indemnification and Liability Protection

Consider on a CASE-BY-CASE basis proposals on director and officer indemnification and liability protection, using Delaware law as the standard.

Vote against proposals to limit or eliminate entirely directors’ and officers’ liability in connection with monetary damages for violating the duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts that are more serious violations of fiduciary obligation, such as negligence.

Director and Officer Indemnification and Liability Protection

Vote in accordance with the Proxy Advisory Firm’s standards (e.g. overly broad provisions).

Discharge of Management/Supervisory Board Members

Vote FOR management proposals seeking the discharge of management and supervisory board members (including when the proposal is bundled), unless concerns are raised about the past actions of the company’s auditors or directors, or legal or regulatory action is being taken against the board by other shareholders.

Vote FOR such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the company or its board.

Establish Board Committee

Vote FOR shareholder proposals that seek creation of a key committee of the board, unless the company claims an exemption of the listing exchange or the committee is not required under the listing exchange.

Vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

Filling Board Vacancies / Removal of Directors

Vote AGAINST proposals that allow directors to be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that allow only continuing directors to elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Stock Ownership Requirements

Vote AGAINST such shareholder proposals.

Term Limits / Retirement Age

Vote FOR management proposals and AGAINST shareholder proposals limiting the tenure of outside directors or imposing a mandatory retirement age for outside directors, unless the proposal seeks to relax existing standards.

2-	Compensation

Frequency of Advisory Votes on Executive Compensation

Vote FOR proposals seeking an annual say on pay, and AGAINST those seeking less frequent.

Proposals to Provide an Advisory Vote on Executive Compensation (Canada)

Vote FOR if it is an ANNUAL vote, unless the company already provides shareholders with an annual vote.

Executive Pay Evaluation

Advisory Votes on Executive Compensation (Say on Pay) and Remuneration Reports or Committee Members in Absence of Such Proposals

Vote FOR management proposals seeking ratification of the company’s executive compensation structure, unless the program includes practices or features not supported under these Guidelines and the proposal receives a negative recommendation from the Proxy Advisory Firm.

Revision Date: March 18, 2020	Page | 16

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Listed below are examples of compensation practices and provisions, and respective consideration and treatment under the Guidelines, factoring in whether the company has provided reasonable rationale/disclosure for such factors or the proposal as a whole.

Consider on a CASE-BY-CASE basis:

•	Short-Term Investment Plans where the board has exercised discretion to exclude extraordinary items.
•	Retesting in connection with achievement of performance hurdles.
•	Long-Term Incentive Plans where executives already hold significant equity positions.
•	Long-Term Incentive Plans where the vesting or performance period is too short or stringency of the performance criteria is called into question.
•	Pay Practices (or combination of practices) that appear to have created a misalignment between CEO pay and performance with regard to shareholder value.
•	Long-Term Incentive Plans that lack an appropriate equity component (e.g., “cash-based only”).
•	Excessive levels of discretionary bonuses, recruitment awards, retention awards, non-compete payments, severance/termination payments, perquisites (unreasonable levels in context of total compensation or purpose of the incentive awards or payouts).

Vote AGAINST:

•	Provisions that permit or give the Board sole discretion for repricing, replacement, buy back, exchange, or any other form of alternative options. (Note: cancellation of options would not be considered an exchange unless the cancelled options were re-granted or expressly returned to the plan reserve for reissuance.)
•	Single Trigger Severance Provisions in new or materially amended plans, contracts, or payments that do not require an actual change in control in order to be triggered.
•	Plans that allow named executive officers to have material input into setting their pay.
•	Short-Term Incentive Plans where treatment of payout factors has been inconsistent (e.g., exclusion of losses but not gains).
•	Company plans in international markets that provide for contract or notice periods or severance/termination payments that exceed market practices, e.g., relative to multiple of annual compensation.

•	Compensation structures at externally-managed issuers (EMI) or externally-managed REITs (EMR) that lack adequate disclosure, based on the Proxy Advisory Firm’s assessment.

Vote ABSTAIN:

•	Legacy single trigger severance provisions in plans, contracts, or payments that do not require an actual change in control in order to be triggered, unless such provisions were previously opposed by a Fund.

Golden Parachutes

Vote to ABSTAIN on golden parachutes if it is determined that the Funds would not have an economic interest, such as the case in an all-cash transaction, regardless of payout terms, amounts, thresholds, etc.

However, if an economic interest exists, vote AGAINST due to single or modified-single trigger severance provisions; otherwise consider on a CASE-BY-CASE basis taking into account if any of the following factors exist:

•	Total NEO payout as a percentage of the total equity value.

•	Aggregate of all single-triggered components (cash and equity) as a percentage of the total NEO payout.

•	Excessive payout.

•	Recent material amendments or new agreements that incorporate problematic features.

•	CEO/NEO remains employed by merged/acquired company.

Revision Date: March 18, 2020	Page | 17

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Equity-Based and Other Incentive Plans Including OBRA

Equity Compensation

Consider on a CASE-BY-CASE basis compensation and employee benefit plans, including those in connection with OBRA, or the issuance of shares in connection with such plans. Vote the plan or issuance based on factors and related vote treatment under the Executive Pay Evaluation section above or based on circumstances specific to such equity plans as follows:

Vote FOR the plan, if:

•	Board independence is the only concern.
•	Amendment places a cap on annual grants.
•	Amendment adopts or changes administrative features to comply with Section 162(m) of OBRA.
•	Amendment adds performance-based goals to comply with Section 162(m) of OBRA.
•	Cash or cash-and-stock bonus components are being approved for exemption from taxes under Section 162(m) of OBRA.
o	Give primary consideration to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

Vote AGAINST if the plan:

•	Exceeds recommended costs (U.S. or Canada).
•	Incorporates share allocation disclosure methods that prevent a cost or dilution assessment.
•	Exceeds recommended burn rates and/or dilution limits, including cases in which dilution cannot be fully assessed (e.g., due to inadequate disclosure).
•	Allows deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors.
•	Provides for retirement benefits or equity incentive awards to outside directors if not in line with market practice.
•	Allows financial assistance to executives, directors, subsidiaries, affiliates, or related parties that is not in line with market practice.
•	Allows plan administrators to benefit from the plan as potential recipients.
•	Allows for an overly liberal change in control definition. (This refers to plans that would reward recipients even if the event does not result in an actual change in control or results in a change in control but does not terminate the employment relationship.)
•	Allows for post-employment vesting or exercise of options if deemed inappropriate.
•	Allows plan administrators to make material amendments without shareholder approval.

•	Allows procedure amendments that do not preserve shareholder approval rights.

Amendment Procedures for Equity Compensation Plans and Employee Stock Purchase Plans (ESPPs) (Toronto Stock Exchange Issuers)

Vote AGAINST if the amendment procedures do not preserve shareholder approval rights.

Stock Option Plans for Independent Internal Statutory Auditors (Japan)

Vote AGAINST.

Matching Share Plans

Vote AGAINST if the matching share plan does not meet recommended standards, considering holding period, discounts, dilution, participation, purchase price, or performance criteria.

Employee Stock Purchase Plans or Capital Issuance in Support Thereof

Voting decisions are generally based on the Proxy Advisory Firm’s approach to evaluating such proposals.

Director Compensation

Non-Executive Director Compensation

Vote FOR cash-based proposals.

Consider on a CASE-BY-CASE basis equity-based proposals and patterns of excessive pay.

Bonus Payments (Japan)

Vote FOR if all payments are for directors or auditors who have served as executives of the company, and AGAINST if any payments are for outsiders.

Revision Date: March 18, 2020	Page | 18

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Bonus Payments – Scandals

Vote AGAINST bonus proposals for a retiring director or continuing director or auditor when culpability can be attributed to the nominee.

Consider on a CASE-BY-CASE basis bundled bonus proposals for retiring directors or continuing directors or auditors when culpability cannot be attributed to all nominees.

Severance Agreements

Vesting of Equity Awards upon Change in Control

Vote FOR management proposals seeking a specific treatment (e.g., double trigger or pro-rata) of equity that vests upon change in control, unless evidence exists of abuse in historical compensation practices.

Vote AGAINST shareholder proposals regarding the treatment of equity if:

•	The change in control cash severance provisions are double-triggered; and
•	The company has provided a reasonable rationale regarding the treatment of equity.

Executive Severance or Termination Arrangements, including those Related to Executive Recruitment or Retention

Vote FOR such compensation arrangements if:

•	The primary concerns raised would not result in a negative vote, under these Guidelines, on a management say on pay proposal, or the relevant board or committee member(s);
•	The company has provided adequate rationale and/or disclosure; or
•	Support is recommended as a condition to a major transaction such as a merger.

Treatment of Cash Severance Provisions

Vote AGAINST new or materially amended plans, contracts, or payments that include single trigger change in control cash severance provisions or do not require an actual change in control in order to be triggered.

Vote FOR shareholder proposals seeking double triggers on change in control cash severance provisions.

Compensation-Related Shareholder Proposals

Executive and Director Compensation

Vote AGAINST shareholder proposals that seek to impose new compensation structures or policies; however, consider on a CASE-BY-CASE basis if evidence exists of abuse in historical compensation practices.

Holding Periods

Vote AGAINST shareholder proposals requiring mandatory periods for officers and directors to hold company stock.

Submit Severance and Termination Payments for Shareholder Ratification

Vote FOR shareholder proposals to submit executive severance agreements for shareholder ratification, if such proposals specify change in control events, supplemental executive retirement plans, or deferred executive compensation plans, or if ratification is required by the listing exchange.

3-	Audit-Related

Auditor Ratification and/or Remuneration

Vote FOR management proposals except in such cases as indicated below.

Consider on a CASE-BY-CASE basis if:

•	The Proxy Advisory Firm raises questions of disclosure or auditor independence; or
•	Total fees for non-audit services exceed 50 percent of the total auditor fees (including audit-related fees, and tax compliance and preparation fees if applicable).
•	There is evidence of excessive compensation relative to the size and nature of the company.

Vote AGAINST if the company has failed to disclose auditors’ fees.

Vote FOR shareholder proposals asking the company to present its auditor annually for ratification.

Auditor Independence

Consider on a CASE-BY-CASE basis shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

Revision Date: March 18, 2020	Page | 19

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Audit Firm Rotation

Vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

Indemnification of Auditors

Vote AGAINST the indemnification of auditors.

Independent Statutory Auditors (Japan)

Vote AGAINST if the candidate is or was affiliated with the company, its main bank, or one of its top shareholders.

Vote AGAINST incumbent directors at companies implicated in scandals or exhibiting poor internal controls.

Vote FOR remuneration as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meet exchange or market standards for independence.

4-	Shareholder Rights and Defenses

Advance Notice for Shareholder Proposals

Vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the company.

Corporate Documents / Article and Bylaw Amendments or Related Director Actions

Vote FOR if the change or policy is editorial in nature or if shareholder rights are protected.

Vote AGAINST if it seeks to impose a negative impact on shareholder rights or diminishes accountability to shareholders, including where the company failed to opt out of a law that affects shareholder rights (e.g., staggered board).

With respect to article amendments for Japanese companies:

•	Vote FOR management proposals to amend a company’s articles to expand its business lines in line with its current industry.
•	Vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.
•	If anti-takeover concerns exist, vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.
•	Follow the Proxy Advisory Firm’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a creeping takeover or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Majority Voting Standard

Vote FOR proposals seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, provided they contain a plurality carve-out for contested elections, and provided such standard does not conflict with applicable law in the country in which the company is incorporated.

Vote FOR amendments to corporate documents or other actions promoting a majority standard.

Cumulative Voting

Vote FOR shareholder proposals to restore or permit cumulative voting.

Vote AGAINST management proposals to eliminate cumulative voting if the company:

•	Is controlled;
•	Maintains a classified board of directors; or
•	Maintains a dual class voting structure.

Revision Date: March 18, 2020	Page | 20

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Proposals may be supported irrespective of classified board status if a company plans to declassify its board or adopt a majority voting standard.

Confidential Voting

Vote FOR management proposals to adopt confidential voting.

Vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•	In the case of a contested election, management should be permitted to request that the dissident group honors its confidential voting policy.
•	If the dissidents agree, the policy remains in place.
•	If the dissidents do not agree, the confidential voting policy is waived.

Fair Price Provisions

Consider proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Poison Pills

Vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers, or repurchases) that can be reasonably construed as an anti-takeover measure, based on the Proxy Advisory Firm’s approach to evaluating such proposals.

DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations.

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless:

•	Shareholders have approved adoption of the plan;
•	A policy has already been implemented by the company that should reasonably prevent abusive use of the pill; or
•	The board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Consider on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Proxy Access

Vote FOR proposals to allow shareholders to nominate directors and have those nominees listed in the company’s proxy statement and on the company’s proxy card, provided that the criteria meet the Funds’ internal thresholds, provided such standard does not conflict with applicable law in the country in which the company is incorporated. However, consider on a CASE-BY-CASE basis shareholder and management proposals that appear on the same agenda.

Vote FOR management proposals also supported by the Proxy Advisory Firm.

Quorum Requirements

Consider on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Exclusive Forum

Vote FOR management proposals to designate Delaware or New York as the exclusive forum for certain legal actions as defined by the company (“Exclusive Forum”) if the company’s state of incorporation is the same as its proposed Exclusive Forum, otherwise consider on a CASE-BY-CASE basis.

Revision Date: March 18, 2020	Page | 21

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Reincorporation Proposals

Consider proposals to change a company’s state of incorporation on a CASE-BY-CASE basis.

Vote FOR management proposals not assessed as:

•	A potential takeover defense; or
•	A significant reduction of minority shareholder rights that outweigh the aggregate positive impact, but if so assessed, weighing management’s rationale for the change.

Vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.

Vote AGAINST shareholder reincorporation proposals not also supported by the company.

Shareholder Advisory Committees

Consider on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Right to Call Special Meetings

Consider management proposals to permit shareholders to call special meetings on a CASE-BY-CASE basis.

Vote FOR shareholder proposals that provide shareholders with the ability to call special meetings when any of the following applies:

•	Company does not currently permit shareholders to do so;
•	Existing ownership threshold is greater than 25 percent; or
•	Sole concern relates to a net-long position requirement.

Written Consent

Vote AGAINST shareholder proposals seeking the right to act by written consent if the company:

•	Permits shareholders to call special meetings;
•	Does not impose supermajority vote requirements on business combinations/actions (e.g., a merger or acquisition) and on bylaw or charter amendments; and
•	Has otherwise demonstrated its accountability to shareholders (e.g., the company has reasonably addressed majority-supported shareholder proposals).

Consider management proposals to eliminate the right to act by written consent on a CASE-BY-CASE basis, voting FOR if the above conditions are present.

Vote FOR shareholder proposals seeking the right to act by written consent if the above conditions are not present.

State Takeover Statutes

Consider on a CASE-BY-CASE basis proposals to opt-in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Supermajority Shareholder Vote Requirement

Vote AGAINST proposals to require a supermajority shareholder vote and FOR proposals to lower supermajority shareholder vote requirements; except,

Consider on a CASE-BY-CASE basis if the company has shareholder(s) with significant ownership levels and the retention of existing supermajority requirements would protect minority shareholder interests.

Time-Phased Voting

Vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

5-	Capital and Restructuring

Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines on a CASE-BY-CASE basis, voting with the Proxy Advisory Firm’s recommendation, unless a contrary recommendation from the relevant Investment Professional(s) is utilized.

Vote AGAINST proposals authorizing excessive discretion to a board.

Revision Date: March 18, 2020	Page | 22

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Capital

Common Stock Authorization

Consider proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis. The Proxy Advisory Firm’s proprietary approach of determining appropriate thresholds will be utilized in evaluating such proposals. In cases where the requests are above the allowable threshold, a company-specific qualitative review (e.g., considering rationale and prudent historical usage) will be utilized.

Vote FOR proposals within the Proxy Advisory Firm’s allowable thresholds, or those in excess but meeting Proxy Advisory Firm’s qualitative standards, to authorize capital increases, unless the company states that the stock may be used as a takeover defense.

Vote FOR proposals to authorize capital increases exceeding the Proxy Advisory Firm’s thresholds when a company’s shares are in danger of being delisted.

Notwithstanding the above, vote AGAINST:

•	Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines (e.g., merger or acquisition proposals).

Dual Class Capital Structures

Vote AGAINST:

•	Proposals to create or perpetuate dual class capital structures with unequal voting rights (e.g., exchange offers, conversions, and recapitalizations) unless supported by the Proxy Advisory Firm (e.g., utilize a one share, one vote standard, contains a sunset provision of five years or fewer, to avert bankruptcy or generate non-dilutive financing, or not designed to increase the voting power of an insider or significant shareholder).
•	Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures.

Vote FOR proposals to eliminate dual class capital structures.

General Share Issuances / Increases in Authorized Capital

Consider specific issuance requests on a Case-by-Case basis based on the proposed use and the company’s rationale.

Voting decisions to determine support for requests for general issuances (with or without preemptive rights), authorized capital increases, convertible bonds issuances, warrants issuances, or related requests to repurchase and reissue shares, will be based on the Proxy Advisory Firm’s assessment.

Preemptive Rights

Consider on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock, unless doing so raises other concerns not otherwise supported under these Guidelines.

Preferred Stock

Utilize the Proxy Advisory Firm's approach for evaluating issuances or authorizations of preferred stock, taking into account the Proxy Advisory Firm's support of special circumstances, such as mergers or acquisitions, as well as the following criteria:

Consider on a CASE-BY-CASE basis proposals to increase the number of shares of blank check preferred shares or preferred stock authorized for issuance. This approach incorporates both qualitative and quantitative measures, including a review of:

•	Past performance (e.g., board governance, shareholder returns, and historical share usage); and
•	The current request (e.g., rationale, whether shares are blank check and declawed, and dilutive impact as determined through the Proxy Advisory Firm’s model for assessing appropriate thresholds).

Vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Revision Date: March 18, 2020	Page | 23

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or not utilize a disparate voting rights structure.

Vote AGAINST where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense.

Vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Preferred Stock (International)

Voting decisions should generally be based on the Proxy Advisory Firm’s approach, including:

•	Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
•	Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Proxy Advisory Firm’s guidelines on equity issuance requests.
•	Vote AGAINST the creation of:

(1) A new class of preference shares that would carry superior voting rights to the common shares, or

(2) Blank check preferred stock, unless the board states that the authorization will not be used to thwart a takeover bid.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote FOR shareholder proposals requesting to have shareholder ratification of blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected parties.

Vote FOR management proposals to cancel repurchased shares.

Vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market.

Consider shareholder proposals seeking share repurchase programs on a CASE-BY-CASE basis, giving primary consideration to input from the relevant Investment Professional(s).

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Proxy Advisory Firm’s allowable thresholds.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split, taking into account management’s rationale and/or disclosure if the split constitutes a capital increase effectively exceeding the Proxy Advisory Firm’s allowable threshold due to the lack of a proportionate reduction in the number of shares authorized.

Allocation of Income and Dividends

With respect to Japanese and South Korean companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, voting with the Proxy Advisory Firm’s recommendations to oppose such proposals when:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•	The payout is excessive given the company’s financial position.

Vote FOR such management proposals by companies in other markets.

Revision Date: March 18, 2020	Page | 24

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Vote AGAINST proposals where companies are seeking to establish or maintain disparate dividend distributions between stockholders of the same share class (e.g., long-term stockholders receiving a higher dividend ratio (“Loyalty Dividends”)).

In any market, in the event multiple proposals regarding dividends are on the same agenda, consider on a CASE-BY-CASE basis.

Stock (Scrip) Dividend Alternatives

Vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Tracking Stock

Consider the creation of tracking stock on a CASE-BY-CASE basis, giving primary consideration to the input from the relevant Investment Professional(s).

Capitalization of Reserves

Vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares, unless concerns not otherwise supported under these Guidelines are raised by the Proxy Advisory Firm.

Debt Instruments and Issuance Requests (International)

Vote AGAINST proposals authorizing excessive discretion to a board to issue or set terms for debt instruments (e.g., commercial paper).

Vote FOR debt issuances for companies when the gearing level (current debt-to-equity ratio) is not excessive as defined by the Proxy Advisory Firm’s thresholds.

Vote AGAINST proposals where the issuance of debt will result in an excessive gearing level as defined by the Proxy Advisory Firm’s thresholds, or for which inadequate disclosure precludes calculation of the gearing level, unless the Proxy Advisory Firm’s approach to evaluating such requests results in support of the proposal.

Acceptance of Deposits (India)

Voting decisions generally are based on the Proxy Advisory Firm’s approach to evaluating such proposals.

Debt Restructurings

Consider on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Financing Plans

Vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Investment of Company Reserves (International)

Consider proposals on a case-by-case basis.

Restructuring

Mergers and Acquisitions, Special Purpose Acquisition Corporations (SPACs) and Corporate Restructurings

Vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is recommended by the Proxy Advisory Firm or relevant Investment Professional(s).

Votes will be reviewed on a case-by-case basis with voting decisions based on the Proxy Advisory Firm’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional(s).

Waiver on Tender-Bid Requirement

Consider proposals on a CASE-BY-CASE basis if seeking a waiver for a major shareholder or concert party from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request.

Revision Date: March 18, 2020	Page | 25

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Related Party Transactions

Vote FOR approval of such transactions, unless the agreement requests a strategic move outside the company’s charter, contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty), or is deemed likely to have a negative impact on director or related party independence.

6-	Environmental, Social, and Governance Issues

Environmental and Social Proposals

Boards of directors and company management are responsible for guiding the corporation in connection with matters that are most often the subject of shareholder proposals on environmental and social issues. Such matters may include:

•	Ensuring that the companies they oversee comply with applicable legal, regulatory, and ethical standards;
•	Managing risk effectively; and
•	Assessing and addressing matters that may have a financial impact on shareholder value.

Vote AGAINST shareholder proposals seeking to:

•	Dictate corporate conduct;
•	Impose excessive costs or restrictions; or
•	Duplicate policies already substantially in place.

Shareholder proposals will be considered CASE-BY-CASE if it appears that the

•	Information requested would be helpful to shareholders, and is not duplicative to existing disclosed policies or practices;
•	Company has been subject to significant controversies, litigation, fines, or has suffered punitive damages, penalties, or reputational risk in connection with the relevant issue; or
•	Issue is material to the company.

Vote FOR shareholder proposals if it appears that:

•	Stewardship has fallen short or disclosure practices / policy development lags that of its peers.

Approval of Donations

Vote FOR proposals if they are for single- or multi-year authorities and prior disclosure of amounts is provided. Otherwise, vote AGAINST such proposals.

7-	Routine/Miscellaneous

Routine Management Proposals

Consider proposals on a CASE-BY-CASE basis when the Proxy Advisory Firm recommends voting AGAINST.

Authority to Call Shareholder Meetings on Less than 21 Days’ Notice

For companies in the United Kingdom, consider on a CASE-BY-CASE basis, factoring in whether the company has provided clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law and has historically limited its use of such authority to time-sensitive matters.

Approval of Financial Statements and Director and Auditor Reports

Vote AGAINST if there are concerns regarding inadequate disclosure, remuneration arrangements (including severance/termination payments exceeding local standards for multiples of annual compensation), or consulting agreements with non-executive directors.

Consider on a CASE-BY-CASE basis if there are other concerns regarding severance/termination payments.

Vote AGAINST if there is concern about the company’s financial accounts and reporting, including related party transactions.

Vote AGAINST board-issued reports receiving a negative recommendation from the Proxy Advisory Firm due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee.

Revision Date: March 18, 2020	Page | 26

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Vote FOR if the only reason for a negative recommendation by the Proxy Advisory Firm is to express disapproval of broader practices of the company or its board.

Other Business

Vote AGAINST proposals for Other Business.

Adjournment

•	Vote FOR when presented with a primary proposal such as a merger or corporate restructuring that is also supported.
•	Consider other circumstances on a CASE-BY-CASE basis.

Changing Corporate Name

Vote FOR management proposals requesting a change in corporate name.

Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that:

•	Support for a single proposal is not operationally required;
•	No one proposal is deemed superior in the interest of the Fund(s); and
•	Each proposal would otherwise be supported under these Guidelines.

Vote AGAINST any proposals that would otherwise be opposed under these Guidelines.

Bundled Proposals

Vote FOR if all of the bundled items are supported by these Guidelines.

Consider on a CASE-BY-CASE basis if one or more items are not supported by these Guidelines and/or the Proxy Advisory Firm deems the negative impact, on balance, to outweigh any positive impact.

Moot Proposals

This instruction is in regard to items for which support has become moot (e.g., a director for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification, or determination not to accept appointment)); WITHHOLD support if recommended by the Proxy Advisory Firm.

8-	Mutual Fund Proxies

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Hire and Terminate Sub-Advisors

Vote FOR management proposals that authorize the board to hire and terminate sub-advisors.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Establish Director Ownership Requirement

Vote AGAINST shareholder proposals for the establishment of a director ownership requirement. All other matters should be examined on a CASE-BY-CASE basis.

Revision Date: March 18, 2020	Page | 27

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Exhibit 1 – Voting Members of the Proxy Group

Name	Title or Affiliation
Kevin M. Gleason	Senior Vice President and Chief Compliance Officer of the Voya Family of Funds

Jason Kadavy	Vice President, Reporting, Fund Accounting, Voya Investments, LLC

Todd Modic	Senior Vice President, Voya Funds Services, LLC and Voya Investments, LLC; and Chief Financial Officer of the Voya Family of Funds

Maria Anderson	Vice President, Fund Compliance, Voya Funds Services, LLC

Sara Donaldson	Proxy Coordinator for the Voya Family of Funds and Vice President, Investment Stewardship, Voya Funds Services, LLC

Harley Eisner	Vice President, Financial Analysis, Voya Funds Services, LLC

Andrew Schlueter	Vice President, Mutual Funds Operations, Voya Funds Services LLC

Joanne Osberg, Esq.	Vice President and Counsel II, Voya Funds Services, LLC

Jonathan Nash	Senior Vice President Risk Management, Voya Investments, LLC

Effective as of April 1, 2020

Revision Date: March 18, 2020	Page | 28

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Management. The following individuals share responsibility for the day-to-day management of the Fund’s portfolio:

Paul Zemsky is the chief investment officer and founder of the Multi-Asset Strategies and Solutions Team (MASS) at Voya Investment Management. He is responsible for the firm’s suite of value-added, customized and off-the-shelf products and solutions that are supported by the team’s asset allocation, manager research, quantitative research, portfolio implementation and multi-manager capabilities. Prior to joining the firm, he co-founded CaliberOne Private Funds Management, a macro hedge fund. Paul began his career at JPMorgan Investment Management, where he held a number of key positions, including head of investments for over $300 Billion of Fixed Income assets. Paul is a member of the firm’s Management Committee and a board member of Pomona Capital. He holds a dual degree in finance and electrical engineering from the Management and Technology Program at the University of Pennsylvania and holds the Chartered Financial Analyst® designation.

Vincent Costa is head of the value and global quantitative equities teams and also serves as a portfolio manager for the active quantitative and fundamental large cap value strategies. Vinnie joined Voya Investment Management (Voya IM) in April 2006 as head of portfolio management for quantitative equity. Prior to joining Voya IM, he managed quantitative equity investments at both Merrill Lynch Investment Management and Bankers Trust Company. He earned a BS in quantitative business analysis from Pennsylvania State University and an MBA in finance from the New York University Stern School of Business, and holds the Chartered Financial Analyst® designation.

Peg DiOrio is the head of quantitative equities at Voya Investment Management and serves as a portfolio manager for the research enhanced index natural resources strategy. Prior to joining the firm, she was a quantitative analyst with Alliance Bernstein/Sanford C. Bernstein for sixteen years where she was responsible for multivariate and time series analysis for low volatility strategies, global equities, REITs and options. Previously she was a senior investment planning analyst with Sanford C. Bernstein. Peg received an MS in Applied Mathematics, Statistics and Operations Research from the Courant Institute of Mathematical Sciences, NYU and a BS from SUNY Stony Brook. She holds the Chartered Financial Analyst® designation. She formerly served as president of the Society of Quantitative Analysts and continues to serve on the board of directors.

Steven Wetter is a portfolio manager on the global quantitative equity team at Voya Investment Management responsible for the index, research enhanced index and smart beta strategies. Prior to joining the firm, he served as Co-Head of International Indexing responsible for managing ETFs, index funds and quantitative portfolios at BNY Mellon, and formerly held similar positions at Northern Trust and Bankers Trust. Steve earned a BA from the University of California at Berkeley, and an MBA in finance (with distinction) from New York University Stern School of Business.

(a)(2V-iii) Other Accounts Managed

The following table show the number of accounts and total assets in the accounts managed by the portfolio managers of the Sub-Adviser as of February 29, 2020, unless otherwise indicated.

Voya Asia Pacific High Dividend Equity Income Fund (IAE)

	Mutual Funds Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (rounded to the nearest million)	Number of Accounts	Total Assets (rounded to the nearest million)	Number of Accounts	Total Assets (rounded to the nearest million)
Paul Zemsky	53	$ 18,042,852,845	100	$ 3,508,500,264	0	$ 0
Vincent Costa	23	$ 10,830,799,097	10	$ 1,513,738,579	8	$ 342,693,271
Peg DiOrio	15	$ 4,451,487,471	0	$ 0	2	$ 84,876,690
Steven Wetter	33	$ 20,933,405,097	2	$ 1,167,121,115	5	$ 688,963,309

(a)(2)(iv) Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, VIM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above. Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. Voya IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Fund.

(a)(3) Compensation

Compensation consists of: (i) a fixed base salary; (ii) a bonus, which is based on Voya IM performance, one-, three-, and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, Voya Financial, Inc. and/or a notional investment in a predefined set of Voya IM sub-advised funds.

Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of Voya stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas.

The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three-, and five-year periods; and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) for all accounts managed by each team. The results for overall Voya IM scorecards are typically calculated on an asset weighted performance basis of the Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall Voya IM performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow, and 5% revenue growth).

Voya IM’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the Voya IM component of the annual incentive plan. Awards typically include a combination of performance shares, which vest ratably over a three-year period, and Voya restricted stock and/or a notional investment in a predefined set of Voya IM sub-advised funds, each subject to a three-year cliff-vesting schedule.

If a portfolio manager’s base salary compensation exceeds a particular threshold, he or she may participate in Voya’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, Voya stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

(a)(4) Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by each team member as of February 29, 2020, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Ownership:

Portfolio Manager	Dollar Range of Fund Shares Owned
Paul Zemsky	0
Vincent Costa	0
Peg DiOrio	0
Steven Wetter	0

(b) None.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Bank of New York Mellon serves as the securities lending agent. As the securities lending agent, The Bank of New York Mellon administers the securities lending program.

The following table provides the dollar amounts of income and fees/compensation related to the securities lending activities of the Fund for its most recent fiscal year. There are no fees paid to the securities lending agent for cash collateral management services, administrative fees, indemnification fees, or other fees.

Fund	Gross securities lending income	Fees paid to securities lending agent from revenue split	Positive Rebate	Negative Rebate	Net Rebate	Total Aggregate fees/compensation paid to securities lending agent or broker	Net Securities Income
Voya Asia Pacific High Dividend Equity Income Fund	None	None	None	None	None	None	None

Item 13. Exhibits.

(a)(1) The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a)

under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Asia Pacific High Dividend Equity Income Fund

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: May 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/ s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: May 8, 2020

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: May 8, 2020